UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Extreme Networks, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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	(4)	Date Filed: September 19, 2014

October 2, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Extreme Networks, Inc. to be held on Wednesday, November 12, 2014 at 8:00 a.m. Pacific Daylight Time at our principal offices located at 145 Rio Robles, San Jose, CA 95134.

Details of business to be conducted at the Annual Meeting are described in the Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will present a report on the Company’s operations during the past year and respond to questions from stockholders. Accompanying this Proxy Statement is the Company’s 2014 Annual Report to Stockholders.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about October 2, 2014, you were provided with a Notice of Internet Availability of Proxy Materials (“Notice”) and provided access to our proxy materials over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope that you will attend the Annual Meeting. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone, by Internet or, if you have received a paper copy of your proxy materials by mail, by completing, signing, dating and returning your proxy card in the envelope provided.

If you have any further questions concerning the Annual Meeting or any of the proposals, please contact our Investor Relations department at (408) 579-3483. We look forward to your attendance at the Annual Meeting.

Yours Truly,

Charles W. Berger
President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy by telephone, the Internet or by mail in order to ensure the presence of a quorum. If you attend the meeting and do not hold your shares through an account with a brokerage firm, bank or other nominee, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares and revoke your vote, if necessary.

Extreme Networks, Inc.

145 Rio Robles

San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 12, 2014

TO THE STOCKHOLDERS:

Notice is hereby given that the 2014 Annual Meeting of Stockholders of Extreme Networks, Inc. will be held on Wednesday, November 12, 2014 at 8:00 a.m. Pacific Daylight Time at our principal offices located at 145 Rio Robles, San Jose, CA 95134, in order to:

1.	Elect seven members of the Board of Directors for a one-year term;

2.	Vote on a non-binding advisory resolution to approve executive compensation;

3.	Ratify the appointment of our independent auditors for our fiscal year ending June 30, 2015;

4.	Vote to extend the term of the Amended and Restated Shareholders Rights Plan for an additional year to May 31, 2015;

5.	Approve the adoption of the Extreme Networks, Inc. 2014 Employee Stock Purchase Plan and to authorize an aggregate of twelve million shares issuable under the plan: and

6.	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors recommends a vote “FOR” each of the nominees in Item 1 and “FOR” Items 2, 3, 4 and 5. Stockholders of record at the close of business on September 17, 2014 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to attend and vote at the meeting will be available for review by any stockholder during normal business hours at our headquarters located at 145 Rio Robles, San Jose, California 95134.

BY ORDER OF THE BOARD OF DIRECTORS,

Allison Amadia Vice President, General Counsel and Corporate Secretary

San Jose, California

October 2, 2014

YOUR VOTE IS IMPORTANT: Please vote your shares via telephone or the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2014: This Proxy Statement and the financial and other information concerning Extreme Networks contained in our Annual Report to Stockholders for the fiscal year ended June 30, 2014 are available on the Internet and may be viewed at www.proxyvote.com, where you may also cast your vote.

TO THE PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING	1
General	1
Who May Vote, Record Date, Admission to Meeting	1
Broker Non-Votes	1
Quorum	2
“Notice and Access” Model	2
Vote Required to Adopt Proposals	2
Effect of Abstentions and Broker Non-Votes	3
Voting Instructions	3
Solicitation of Proxies	3
Voting Results	3

PROPOSAL ONE: ELECTION OF DIRECTORS	4
Vote Required and Board of Directors Recommendation	4

BOARD OF DIRECTORS	5
Nominees for Election at 2014 Annual Meeting	5
Arrangements Regarding Appointment of Directors	7

CORPORATE GOVERNANCE	7
Board and Leadership Structure	7
Board’s Role in Risk Oversight	8
Meetings of the Board of Directors	8
Executive Sessions	9
Committees of the Board of Directors	9
Compensation Committee Interlocks and Insider Participation	10
Director Nominations	11
Communications with Directors	12
Director Attendance at Annual Meetings	12
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Ethics and Corporate Governance Materials	13

DIRECTOR COMPENSATION	13

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION	16
Background	16
Vote Required and Board of Directors Recommendation	16

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2015	17
Principal Accounting Fees and Services	17
Vote Required and Board of Directors Recommendation	17

PROPOSAL FOUR: ADVISORY VOTE TO RATIFY THE EXTENSION OF THE TERM OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN TO MAY 31, 2015	19
Background	19
Vote Required and Board of Directors Recommendation	23

PROPOSAL FIVE: TO APPROVE THE ADOPTION OF OUR 2014 EMPLOYEE STOCK PURCHASE PLAN AND TO AUTHORIZE AN AGGREGATE OF TWELVE MILLION SHARES ISSUABLE UNDER THE PLAN.	24
Summary of the Purchase Plan	24
Summary of U.S. Federal Income Tax Consequences	26

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EXTREME NETWORKS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors, or our Board, is soliciting your proxy for the 2014 Annual Meeting of Stockholders to be held on Wednesday, November 12, 2014, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and related materials are first being made available to stockholders on or about October 2, 2014. References in this proxy statement to the “Company,” “we,” “our,” “us” and “Extreme Networks” are to Extreme Networks, Inc., and references to the “Annual Meeting” are to the 2014 Annual Meeting of Stockholders. When we refer to the Company’s fiscal year, we mean the annual period ending on June 30. This proxy statement covers our 2014 fiscal year, which was from July 1, 2013 through June 30, 2014 (“fiscal 2014”).

Who May Vote, Record Date, Admission to Meeting

Only holders of record of common stock at the close of business on September 17, 2014 (the “Record Date”) will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of the Record Date, 97,511,116 shares of common stock were outstanding and entitled to vote. You are entitled to one vote for each share you hold.

You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock as of the Record Date, or you hold a valid legal proxy for the Annual Meeting. If you are a stockholder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the Annual Meeting.

If your shares are registered in the name of a bank, brokerage firm or other holder of record (your record holder), you may be asked to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement or voting instruction form provided by your record holder, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting.

If you do not provide picture identification and comply with the other procedures outlined above, you may not be admitted to the Annual Meeting. We recommend that you arrive early to ensure that you are seated by the commencement of the Annual Meeting.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of selection of auditors and approval of pro rata stock splits. Non-routine matters include the election of directors and amendments to or the adoption of stock plans.

Quorum

Our bylaws provide that a majority of all of the shares of stock entitled to vote at the meeting as of the Record Date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting, except to the extent that the presence of a larger number may be required by law. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

“Notice and Access” Model

The SEC’s proxy rules set forth how companies must provide proxy materials. These rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following options for making proxy materials available to stockholders: (i) the full set delivery option; or (ii) the notice only option. A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others. We must comply with these rules in connection with our 2014 Annual Meeting.

Under the full set delivery option a company delivers all proxy materials to its stockholders by mail or, if a stockholder has previously agreed, electronically. In addition to delivering proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible web site (other than the SEC’s web site) and provide information to stockholders about how to access that web site and the hosted materials. Under the notice only option, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” which outlines (i) information regarding the date and time of the meeting of stockholders as well as the items to be considered at the meeting; (ii) information regarding the web site where the proxy materials are posted; and (iii) various means by which a stockholder can request paper or email copies of the proxy materials.

In connection with our 2014 Annual Meeting, we have elected to use the notice only option. Accordingly, you should have received a notice by mail instructing you how to access proxy materials at www.proxyvote.com and providing you with a control number you can use to vote your shares. You may request that the Company deliver paper copies of the proxy materials as well.

All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder whose shares are registered in their own name has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you hold shares in street name, through a bank, broker or other nominee, please contact the bank, broker or other nominee to revoke your proxy.

Vote Required to Adopt Proposals

The holder of each share of the Company’s common stock outstanding on the Record Date is entitled to one vote on each of the director nominees and one vote on each other matter. For the election of directors, the director nominees who receive the highest number of “For” votes will be elected as directors. You may vote “For” or “Withhold” with respect to each director nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have the same effect as an abstention. All other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter.

Effect of Abstentions and Broker Non-Votes

Shares not present at the meeting and shares voted “Withhold” will have no effect on the election of directors. For each of the other proposals, abstentions will have the same effect as a vote against. If you are a beneficial owner and hold your shares in “street name,” it is critical that you cast your vote if you want it to count in the election of directors and the other proposals included in this proxy. Under the rules governing banks and brokers who are voting with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of directors, the amendment or adoption of equity incentive plans, advisory vote on the extension of the term of our rights plan and the executive compensation advisory proposal. Banks and brokers may not vote on these proposals if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Voting Instructions

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote as the board recommends on each proposal. Depending on how you hold your shares, you may vote in one of the following ways:

Stockholders of Record:    You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided herein or on the proxy card you received, then sign and return it in the prepaid envelope. You may also vote in person at the Annual Meeting.

Beneficial Stockholders:    Your bank, broker or other holder of record will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other agent.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on November 11, 2014. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, or by delivering written instructions to the Corporate Secretary before the Annual Meeting. Attendance at the Annual Meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting. If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent, or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially, owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. We may use the services of our officers, directors and other employees to solicit proxies, personally or by telephone, without additional compensation.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The terms of the current directors expire upon the election and qualification of the directors to be elected at the 2014 Annual Meeting. The Board has nominated seven persons for election at the Annual Meeting to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified. All nominees for election to the Board are presently directors of Extreme Networks. Our Board’s nominees for election at the 2014 Annual Meeting are Charles W. Berger, Charles Carinalli, Randi Paikoff Feigin, Edward H. Kennedy, John H. Kispert, Edward B. Meyercord, III and John C. Shoemaker. Maury Austin has notified the Company of his intention not to stand for re-election at the 2014 Annual Meeting. Extreme extends its sincere appreciation to Mr. Austin for his valuable contributions during his service as a member of our Board of Directors.

Please see below under the heading “Board of Directors” for information concerning each nominee. If elected, each of the nominees will serve as directors until the Annual Meeting of stockholders in 2015 and until their successors are elected and qualified or until their earlier resignation or removal.

Each nominee has indicated to us that he or she will serve if elected. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy otherwise occurs before the election, although management knows of no reason that this will occur, the proxies may be voted for a substitute nominee as the Nominating and Corporate Governance Committee or our Board may designate.

Vote Required and Board of Directors Recommendation

The persons receiving the highest number of votes represented by outstanding shares of common stock present or represented by proxy and entitled to vote at the 2014 Annual Meeting will be elected, assuming a quorum is present. Votes “For”, votes to “Withhold” authority and “Broker Non-Votes” will each be counted as present for purposes of determining the presence of a quorum, but broker non-votes will have no effect on the outcome of the election. If you sign and return a proxy card without giving specific voting instructions as to the election of any director, your shares will be voted in favor of the nominees recommended by our Board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS

The following table provides biographical information for each nominee to our Board of Directors.

Name	Age	Director Since
Charles W. Berger, Director, President and Chief Executive Officer	60	2013
Edward B. Meyercord, III, Chairman of the Board of Directors	49	2009
Charles Carinalli, Director	66	1996
Randi Paikoff Feigin, Director	47	2014
Edward H. Kennedy, Director	60	2011
John H. Kispert, Director	51	2009
John C. Shoemaker, Director	72	2007

There are no family relationships among any of our directors or executive officers.

The biographies of each of our continuing directors below contains information regarding the person’s service as a director, if applicable, business experience, other director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director.

Nominees for Election at 2014 Annual Meeting

Charles W. Berger.    Mr. Berger has served as our President and Chief Executive Officer since April 2013. Mr. Berger served previously as Chairman, President and Chief Executive Officer of ParAccel, Inc. from August 2010 until its sale to Actian Corporation in April 2013. From June 2010 through August 2010, Mr. Berger served as the Interim Chief Executive Officer of Official Payments Holdings, Inc. (NASDAQ: OPAY), for which he has served as a director since 2002. From April 2006 through December 2009, Mr. Berger served as Chief Executive Officer, and from December 2001, the Chairman, of DVDPlay, Inc. prior to its acquisition by NCR Corporation. Mr. Berger served as President, Chief Executive Officer, and as a director of Nuance Communications, Inc. from March 2003 until September 2005 when it merged with Scansoft, Inc. Mr. Berger also serves on the board of directors and as a trustee for the United States Naval Memorial, is a trustee and member of the investment committee for Bucknell University and is a trustee for Presentation High School in San Jose, CA. Mr. Berger received his B.S. in Business Administration from Bucknell University and his M.B.A., cum laude, from Santa Clara University.

Mr. Berger has extensive executive experience in the communications technology industry and provides strong financial and operational expertise to our Board. As our current President and Chief Executive Officer, Mr. Berger also provides our Board with important insights about the Company and its operations.

Edward B. Meyercord, III.    Mr. Meyercord has served as the Chairman of our Board of Directors since March 2011, and as one of our directors since October 2009. Mr. Meyercord currently serves as Chief Executive Officer and director of Critical Alert Systems LLC, a private company that provides healthcare communications technology solutions, where he has served since August 2010. He previously was the founder and President of Council Rock Advisors LLC, a financial advisory company. From December 2006 until January 2009, Mr. Meyercord served as Chief Executive Officer of Cavalier Telephone & TV, a privately held voice and data services company. Previously, Mr. Meyercord served as Chief Executive Officer and a member of the board of directors of Talk America, Inc., a publicly traded provider of phone and internet services to consumers and small businesses. Mr. Meyercord also served on the board of directors of Tollgrade Communications, Inc. (formerly; NASDAQ:TLGD), a supplier of telecommunications network service assurance and smartgrid products and solutions owned by Golden Gate Capital. Mr. Meyercord received his Bachelors in economics from Trinity College in Hartford, CT and his M.B.A. from New York University.

Mr. Meyercord has extensive executive experience in corporate finance, risk assessment and management. His background in the telecommunications industry provides our Board with valuable industry expertise in one of our key markets.

Charles Carinalli.    Mr. Carinalli has served as one of our directors since October 1996. Mr. Carinalli has been a Principal of Carinalli Ventures since January 2002. From 1999 to May 2002, Mr. Carinalli was Chief Executive Officer and a director of Adaptive Silicon, Inc., a private developer of semiconductors. From November 2000 to November 2001, Mr. Carinalli served as Chairman of Clearwater Communications, Inc., a privately held telecommunications company. From December 1996 to July 1999, Mr. Carinalli served as President, Chief Executive Officer and a director of Wavespan, Inc., a developer of wireless broadband access systems that was acquired by Proxim, Inc. From 1970 to 1996, Mr. Carinalli served in various positions for National Semiconductor Corporation, developing analog-based semiconductor and integrated communication products, most recently as Senior Vice President and Chief Technical Officer. Mr. Carinalli also serves on the boards of directors of Fairchild Semiconductor (NYSE: FCS), a publicly traded semiconductor company, Atmel Corporation (NASDAQ: ATML), a publicly traded semiconductor company and several privately held companies. Mr. Carinalli holds a B.S. in electrical engineering from the University of California, Berkeley and a M.S. in electrical engineering from Santa Clara University.

Mr. Carinalli provides our Board with extensive engineering and engineering management expertise, as well as management expertise and technology expertise, which aids our Board in understanding product development, engineering management and strategic planning, as well as risk assessment and planning.

Randi Paikoff Feigin.    Mrs. Feigin has served as one of our directors since February 2014. For 13 years ending in 2012, Mrs. Feigin served at Juniper Networks in a variety of operational and leadership roles including Vice President of Strategic Alliances; Vice President of Business Process Re-engineering; and Vice President of Investor Relations. Prior to joining Juniper Networks in 1999, Mrs. Feigin held a leadership position in the Investor Relation’s organization at Cisco Systems. She joined Cisco as a result of Cisco’s acquisition of StrataCom in 1996, where she was head of Investor Relations. Prior to her corporate roles, she had a variety of responsibilities as an equity research analyst. In addition, Mrs. Feigin has served as a board member of the National Investor Relations Institute, including 4 years on the National Board of Directors and 7 years on the Silicon Valley Chapter Board of Directors. Mrs. Feigin graduated from Ithaca College with a B.S. degree in Finance.

Mrs. Feigin brings 20 years of executive management experience, with specialties in investor relations and communications, business process re-engineering and technology alliances which provides our Board with financial expertise and effective insight into our Company and its business.

Edward H. Kennedy.    Mr. Kennedy has served as one of our directors since April 2011. Currently, Mr. Kennedy is the Chief Executive Officer and President of Tollgrade Communications, Inc. (formerly; NASDAQ:TLGD). Mr. Kennedy previously served as the Chief Executive Officer and President of Rivulet Communications, Inc., a medical video networking company. He also previously served as President of Tellabs North American Operations and Executive Vice President of Tellabs, and co-founded Ocular Networks, a provider of optical networking technologies, until it was sold to Tellabs. He has also held various executive positions at several telecommunications equipment companies, including Alcatel and Newbridge Networks Corporation. Mr. Kennedy was also a Venture Partner at Columbia Capital, a private equity investment firm, where he advised investments into new and existing portfolio companies. Mr. Kennedy holds a B.S. in electrical engineering from the Virginia Polytechnic Institute.

Mr. Kennedy has extensive financial and executive leadership experience in technology companies, including networking companies, and provides management and financial expertise to our Board.

John H. Kispert.    Mr. Kispert has served as one of our directors since May 2009. Mr. Kispert has served as President and Chief Executive Officer of Spansion, Inc., a publicly-traded manufacturer of flash memory products, since February 2009 and on its Board of Directors since May 2010. From 1995 to January 2009,

Mr. Kispert held various executive management positions at KLA-Tencor Corporation, including President and Chief Operating Officer, Executive Vice President and Chief Financial Officer and Vice President, Finance and Accounting. Prior to KLA-Tencor, Mr. Kispert served in a number of positions with the IBM Corporation. Mr. Kispert received his B.S. in political science from Grinnell College and his M.B.A. from the University of California, Los Angeles.

Mr. Kispert has extensive management and leadership experience and provides our Board with technology, leadership and financial expertise that aids our Board in understanding corporate needs and strategic opportunities.

John C. Shoemaker.    Mr. Shoemaker has served as one of our directors since October 2007. From 1990 to June 2004, Mr. Shoemaker held various executive management positions at Sun Microsystems, Inc., including as Executive Vice President, Worldwide Operations Organizations and Executive Vice President and General Manager for its Computer Systems Division. Mr. Shoemaker previously served in a number of senior executive positions with the Xerox Corporation, a provider of document management technology and services, including as Senior Vice President, World Wide Marketing. Mr. Shoemaker is a director of Altera Corporation (NASDAQ: ALTR), a publicly traded provider of programmable logic solutions, and several privately held companies. Mr. Shoemaker holds a B.A. from Hanover College, where he is currently on the Board of Trustees, and a M.B.A. from Indiana University’s Kelley School of Business, where he is a member of the School of Business Dean’s Advisory Council, the IT Advisory Council, and the Johnson Center for Entrepreneurship Board.

Mr. Shoemaker has extensive executive experience in senior level management positions in the technology industry, particularly in hardware systems, and provides strong operational, management and financial expertise to our Board.

Arrangements Regarding Appointment of Directors

Charles W. Berger, our President and Chief Executive Officer, was appointed to our Board in connection with an offer letter of employment we entered into with him in April 2013. Pursuant to the offer letter, Mr. Berger must immediately resign as a member of our Board upon the date his employment with the Company terminates.

CORPORATE GOVERNANCE

Our Board currently consists of eight directors. Our Board has determined that, other than Charles W. Berger, each member of our Board is an independent director for purposes of the NASDAQ Marketplace Rules. In making these independence determinations, our Board has concluded that these directors do not have an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Directors to be elected at the 2014 Annual Meeting are to hold office until the next Annual Meeting and until their respective successors are elected and qualified.

Board and Leadership Structure

Our leadership structure currently consists of an Independent Chairman and a Chief Executive Officer. In the current structure, the roles of Chief Executive Officer and Chairman of our Board are separated. Edward B. Meyercord, III has served as the Independent Chairman of our Board since March 2011, while Charles W. Berger serves as our President and Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on setting our strategic direction and for day-to-day leadership and performance, while allowing the Chairman of our Board to lead our Board in its fundamental role of providing advice to, and independent oversight of, management.

Our Board recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitments required to serve as the Chairman of our Board, particularly as our Board’s oversight responsibilities continue to grow. While our bylaws and Corporate Governance Guidelines do not require that the Chairman of our Board and Chief Executive Officer positions be separate, our Board believes that separating these positions is the appropriate leadership structure for us at this time and results in an effective balancing of responsibilities, experience and independent perspective to meet the current corporate governance needs and oversight responsibilities of our Board.

Mr. Meyercord’s duties as Independent Chairman include:

•	chairing executive sessions of the independent directors;

•	ensuring that independent directors have adequate opportunities to meet without management present;

•	serving as designated contact for communication to independent directors, including being available for consultation and direct communication with major stockholders;

•	ensuring that the independent directors have an opportunity to provide input on the agenda for meetings of our Board;

•	assuring that there is sufficient time for discussion of all agenda items; and

•	being identified as the recipient of communications with stockholders in the annual meeting proxy statement.

Our Board elects our President, Chief Financial Officer, Secretary and all executive officers. All executive officers serve at the discretion of our Board. Each of our officers devotes his or her full time to our affairs. Our directors devote time to our affairs as is necessary to discharge their duties. In addition, our Board has the authority to retain its own advisers to assist it in the discharge of its duties. There are no family relationships among any of our directors, officers or key employees.

Board’s Role in Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing management of the risks we face. This role is one of informed oversight rather than direct management of risk. Our Board regularly reviews and consults with management on strategic direction, challenges and risks we face. Our Board also reviews and discusses with management quarterly financial results and forecasts. The Audit Committee of our Board oversees management of financial risks, and its charter tasks the committee to provide oversight of and review at least annually our risk management policies, including its investment policies and anti-fraud program. The Compensation Committee of our Board is responsible for overseeing the management of risks relating to and arising from our executive compensation plans and arrangements. These committees provide regular reports, generally on a quarterly basis, to the full Board.

Management is tasked with the direct management and oversight of legal, financial, and commercial compliance matters, which includes identification and mitigation of associated areas of risk. Our General Counsel provides regular reports of legal risks to the Audit Committee and our Board. Our Chief Financial Officer and the Corporate Controller provide regular reports to the Audit Committee concerning financial, tax and audit related risks. In addition, the Audit Committee receives periodic reports from management on our compliance programs and efforts, investment policy and practices and the results of various internal audit projects. Management and the Compensation Committee’s compensation consultant provide analysis of risks related to our compensation programs and practices to the Compensation Committee.

Meetings of the Board of Directors

Our Board held twelve meetings during the fiscal year ended June 30, 2014. No director serving on our Board in fiscal 2014 attended fewer than 75% of the aggregate of the meetings of our Board and the meetings of the committees on which he served.

Executive Sessions

The independent members of our Board meet regularly in executive session (without the participation of executive officers or other non-independent directors), generally before or after a regularly scheduled Board meetings or at such other times requested by our independent directors. Executive sessions of the independent directors are chaired by our Chairman. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such topics as the independent directors determine.

Committees of the Board of Directors

Our Board has a separately-designated standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategy Committee. Our Board has adopted a written charter for each of these committees, each of which is available on our website at http://www.extremenetworks.com/about-extreme/corp-governance.aspx.

Fiscal 2014 Committee Membership

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategy Committee
Maury Austin	Member	Member
Charles Carinalli		Chairman	Member
Randi Paikoff Feigin				Member
John H. Kispert	Chairman			Member
Edward H. Kennedy	Member			Member
Edward B. Meyercord, III		Member(1)	Member	Chairman
John C. Shoemaker		Member	Chairman

(1)	Served as a member of the Compensation Committee through 1/1/2014.

Audit Committee.    The current members of the Audit Committee are Messrs. Kispert, Austin and Kennedy. Mr. Kispert serves as Chairman. Each member of the Audit Committee has been determined by our Board to be independent for purposes of the NASDAQ Marketplace Rules and the rules of the SEC as these rules apply to audit committee members. Our Board has determined that Mr. Kispert is an audit committee financial expert, as defined in the rules of the SEC. The Audit Committee retains our independent auditors, reviews and approves the planned scope, proposed fee arrangements and terms of engagement of the independent auditors, reviews the results of the annual audit of our financial statements and the interim reviews of our unaudited financial statements, evaluates the adequacy of accounting and financial controls, reviews the independence of our auditors, and oversees our financial reporting on behalf of our Board. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by us regarding questionable accounting or auditing matters, including the anonymous submission by our employees of concerns regarding accounting or auditing matters. In addition, the Audit Committee reviews with our independent auditors the scope and timing of their audit services and any other services they are asked to perform, the independent auditor’s report on our consolidated financial statements following completion of their audit, and our critical accounting policies and procedures and policies with respect to our internal accounting and financial controls. The Audit Committee also assists our Board in fulfilling its oversight responsibilities with respect to financial risks, including risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. The Audit Committee held ten meetings during the fiscal year ended June 30, 2014.

Compensation Committee.    The current members of the Compensation Committee are Messrs. Carinalli, Austin, and Shoemaker. Mr. Carinalli serves as Chairman. Mr. Meyercord served as a member of the Compensation Committee through January 1, 2014. Each member of the Compensation Committee has been determined by our Board to be independent for purposes of the NASDAQ Marketplace Rules as they apply to compensation committee members. The Compensation Committee has responsibility for, among other things, discharging our Board’s responsibilities relating to compensation and benefits of our officers, including responsibility for evaluating and reporting to our Board on matters concerning management performance, officer compensation and benefits plans and programs. In carrying out these responsibilities, the Compensation Committee is required to review all components of executive officer compensation for consistency with our compensation philosophy. The Compensation Committee also administers our stock option plans and stock incentive plans. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The charter of the Compensation Committee provides that the Compensation Committee may delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee from time to time, as appropriate. However, historically the Compensation Committee has delegated duties or responsibilities only under limited circumstances. Our President and Chief Executive Officer and our Senior Vice President of World Wide Human Resources assist the Compensation Committee in its deliberations with respect to the compensation of our executive officers, except that our Chief Executive Officer does not play a role in the Compensation Committee’s deliberations regarding his own compensation determination, other than discussing his performance objectives with the Compensation Committee. The other executive officers do not play a role in the Compensation Committee’s deliberations regarding their own compensation determination, except that each executive officer discusses his or her individual performance objectives with our Chief Executive Officer, and our General Counsel may be present for deliberations and may provide advice to the Compensation Committee regarding legal issues associated with compensation plans and decisions. The Compensation Committee held twelve meetings during the fiscal year ended June 30, 2014. For more information about the Compensation Committee, see the discussion below under the heading “Executive Compensation.”

Nominating and Corporate Governance Committee.    The current members of the Nominating and Corporate Governance Committee are Messrs. Shoemaker, Carinalli and Meyercord. Mr. Shoemaker serves as Chairman. Each member of the Nominating and Corporate Governance Committee has been determined by our Board to be independent for purposes of the NASDAQ Marketplace Rules as they apply to nominating committee members. The Nominating and Corporate Governance Committee identifies, reviews, evaluates and nominates candidates to serve on our Board, is responsible for recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to us, and assists our Board in its annual reviews of the performance of our Board, each committee and management. The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended June 30, 2014.

Strategy Committee.    The current members of the Strategy Committee are Messrs. Meyercord, and Kispert and Mrs. Feigin. Mr. Meyercord serves as Chairman. Each member of the Strategy Committee has been determined by our Board to be independent for purposes of the NASDAQ Marketplace Rules. The Strategy Committee advises and assists the Board in carrying out the development, articulation, and execution of the Company’s long-term strategic plan, including oversight and responsibilities relating to potential mergers, acquisitions, divestitures, combinations and other key strategic transactions outside the ordinary course of the Company’s business. The Strategy Committee held two meetings during the fiscal year ended June 30, 2014.

Compensation Committee Interlocks and Insider Participation

Each of Charles Carinalli, Maury Austin and John C. Shoemaker served as a member of the Compensation Committee in fiscal 2014. Edward B. Meyercord, III served on the Committee through January 1, 2014. None of our executive officers has served on the board of directors or compensation committee of any other entity that has, or has had, one or more executive officers who served as a member of our Board or Compensation Committee during the 2014 fiscal year. No member of the Compensation Committee was, during fiscal 2014 or any prior period, an officer or employee of the Company.

Director Nominations

Director Qualifications.    In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers numerous factors in reviewing possible candidates for nomination as director, including:

•	the appropriate size of our Board and its committees;

•	the perceived needs of our Board for particular skills, industry expertise, background and business experience;

•	the skills, background, reputation, and business experience of nominees and the skills, background, reputation, and business experience already possessed by other members of our Board;

•	the nominees’ independence from management;

•	the nominees’ experience with accounting rules and practices;

•	the nominees’ background with regard to executive compensation;

•	the applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

While we do not have a formal diversity policy, in evaluating the qualifications of the candidates, the Nominating and Corporate Governance Committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of our Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin. The Nominating and Corporate Governance Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as it may deem, from time to time, are in the best interests of us and our stockholders. The Nominating and Corporate Governance Committee believes that it is preferable that at least one member of our Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable listing requirements, at least a majority of the members of our Board must meet the definition of “independent director.” The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of management to participate as members of our Board.

Identifying and Evaluating Candidates for Nomination as Director.    The Nominating and Corporate Governance Committee annually evaluates the current members of our Board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The Nominating and Corporate Governance Committee regularly assesses the optimum size of our Board and its committees and the needs of our Board for various skills, background and business experience in determining if our Board requires additional candidates for nomination.

Candidates for nomination as director come to the attention of the Nominating and Corporate Governance Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating and Corporate Governance Committee at any point during the year. Candidates are evaluated against the criteria set forth above. If the Nominating and Corporate Governance Committee believes at any time that our Board requires additional candidates for nomination, the Nominating and Corporate Governance Committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the Nominating and Corporate Governance Committee believes it is appropriate, a third party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee evaluates any recommendation for director nominee proposed by a stockholder. In order to be evaluated in connection with the Nominating and Corporate Governance Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary, 145 Rio Robles, San Jose, California 95134 and must be received at our principal executive offices not less than 120 days nor more than 150 calendar days in advance of the date that our proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of stockholders, except that if no Annual Meeting was held in the previous year or the date of the Annual Meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. For purposes of the foregoing, “public announcement” shall mean disclosure in a broadly disseminated press release or in a document publicly filed by us with the SEC. The recommendation for director nominee submitted by a stockholder must contain the information required by our bylaws. You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

All directors and director nominees must submit a completed director agreement and directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee. In addition, nominees must enter into an agreement to abide by the Company’s Code of Conduct and disclose any voting arrangements or compensation provided by third parties in connection with their service on the Company’s Board.

The Nominating and Corporate Governance Committee evaluates incumbent directors, as well as candidates for director nominee submitted by directors, management and stockholders consistently using the criteria stated in our policies and procedures and selects the nominees that, in the Nominating and Corporate Governance Committee’s judgment, best suit the needs of our Board at the time.

Communications with Directors

Edward B. Meyercord, III has been selected by our directors as our Independent Chairman and, as such, is responsible for receiving, distributing and arranging responses to communications from our stockholders to our Board. Stockholders may communicate with our Board by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board (or individually named director(s))

Extreme Networks, Inc.

145 Rio Robles

San Jose, California 95134

The Chairman transmits each communication as soon as practicable to the identified director addressee(s), unless (i) there are safety or security concerns that mitigate against further transmission of the communication; or (ii) the communication contains commercial matters not related to the stockholder’s stock ownership, as determined by the Chairman in consultation with legal counsel. Our Board or individual directors are advised of any communication withheld for safety, security or other reasons as soon as practicable.

Director Attendance at Annual Meetings

We use reasonable efforts to schedule our Annual Meeting of stockholders at a time and date to maximize attendance by directors, taking into account the Directors’ schedules. In cases where management, in its reasonable business judgment, expects stockholder attendance at our Annual Meeting to be significant, we encourage director attendance at the Annual Meeting. Directors make every effort to attend our Annual Meeting of stockholders when meaningful stockholder attendance at the meeting is anticipated. Of our current directors, Messrs. Austin, Berger, Carinalli, Kennedy, Kispert, Meyercord and Shoemaker attended our 2013 Annual Meeting of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in the fiscal year ended June 30, 2014.

Code of Ethics and Corporate Governance Materials

Our Board has adopted a charter for its Audit, Compensation and Nominating and Corporate Governance Committees, each of which is available on our website at http://www.extremenetworks.com/about-extreme/corp-governance.aspx. Our Board has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics can be found on our website at http://investor.extremenetworks.com/corporate-governance.cfm.

We believe that good corporate governance is essential to ensure that we are managed for the benefit of stockholders. Our Board has adopted our Corporate Governance Guidelines to address key corporate governance issues. The Nominating and Corporate Governance Committee is responsible for reviewing the Corporate Governance Guidelines and recommending to our Board any changes to them. The Corporate Governance Guidelines can be found on our website at http://investor.extremenetworks.com/corporate-governance.cfm.

DIRECTOR COMPENSATION

During our fiscal year ended June 30, 2014, the compensation policies for service on our Board and its committees were revised following consultation with Compensia, Inc., the independent compensation consultant to the Compensation Committee. Effective starting April 1, 2014, the compensation paid to our directors was as follows:

Cash Compensation

Each non-employee director receives (a) $50,000 in cash compensation annually for service in this position and (b) the applicable compensation set forth below for serving as a chair or as a member of one or more of the committees of our Board. For service on any special committee that may be formed by our Board from time to time, our Board determines compensation on a case-by-case basis upon a recommendation from the Compensation Committee based on the anticipated amount of time and work related to service on the special committee and other factors as the Compensation Committee may consider. Each director receives reimbursement of expenses related to attendance of meetings of our Board and its committees.

Annual Committee Member Compensation
Audit Committee	$10,000
Compensation Committee	10,000
Nominating and Governance Committee	5,000
Strategy Committee	5,000

Annual Retainers for Chairman or Committee Chair
Audit Committee Chair	$25,000
Compensation Committee Chair	20,000
Nominating and Corporate Governance Committee Chair	10,000
Strategy Committee Chair	10,000
Board Chairman	30,000

Equity Compensation

On the date of each Annual Meeting of our stockholders, each non-employee director is awarded an annual grant with a fixed value $95,000, determined by dividing such amount by the price of the Company’s commons stock at the close of business on the NASDAQ Global Market on the date of the Company’s Annual Meeting of stockholders, rounded down to the nearest whole share. Such annual equity grants shall vest upon the earlier of the first anniversary of the date of grant or the date of next Annual Meeting of stockholders of the Company Any non-employee director joining the Board during the fiscal year shall receive an equity award pro-rated for such new director’s period of service in that year.

Following the 2013 Annual Meeting of stockholders, each non-employee director received a grant of 15,175 shares of our restricted stock.

On February 11, 2014, the Board approved a special one-time restricted stock award for each non-employee director then in service. These awards for 7,042 shares each were granted on May 8, 2014.

In July 2001, our Board ratified and approved a policy regarding the acceleration of vesting of shares subject to options granted to directors upon a change-in-control. Under the policy, in the event of a change in control that occurs prior to a director’s termination of service with us, the shares subject to options vest fully. The policy defines a change-in-control as a single or series of sales or exchanges of voting stock, a merger or consolidation, the sale, or transfer of all or substantially all of the assets, or a liquidation wherein the stockholders immediately before the change-in-control do not retain, immediately after the change-in-control, more than 50% of the total combined voting power of us or the corporation to which the assets were transferred. This policy applies to all options granted to directors after July 2001.

2014 Director Compensation

The compensation information for our non-employee directors during the fiscal year ended June 30, 2013 is set forth below:

	Director Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Maury Austin	62,500	(2)	119,995	182,495
Charles Carinalli	63,750	(3)	119,995	183,745
Randi Paikoff Feigin	13,750	(4)	71,053	84,803
Ed Kennedy	57,500	(5)	119,995	177,495
John Kispert	68,750	(6)	119,995	188,745
Ed Meyercord	102,500	(7)	119,995	222,495
John Shoemaker	62,500	(8)	119,995	182,495

(1)	Represents the aggregate grant date fair value computed in accordance with ASC Topic 718 and does not reflect whether the director has actually realized a financial benefit from the award. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Consists of $42,500 for annual retainer and $10,000 for service on the Audit Committee and $10,000 for service on the Compensation Committee.
(3)	Consists of $42,500 for annual retainer, $16,250 for service as the Chairman of the Compensation Committee and $5,000 for service on the Nominating and Corporate Governance Committee.
(4)	Consists of $12,500 for annual retainer and $1,250 for service on the Strategy Committee. Mrs. Feigin was appointed to the Board in February, 2014.
(5)	Consists of $42,500 for annual retainer, and $10,000 for service on the Audit Committee and $5,000 for service on the Strategy Committee.
(6)	Consists of $42,500 for annual retainer and $21,250 for service as the Chairman of the Audit Committee and $5,000 for service on the Strategy Committee.
(7)	Consists of $82,500 for annual retainer for service as the Chairman of the Board, $5,000 for service on the Compensation Committee through January 1, 2014, $5,000 for service on the Nominating and Corporate Governance Committee and $10,000 for service as the Chairman of the Strategy Committee.
(8)	Consists of $42,500 for annual retainer, $10,000 for service on the Compensation Committee, $10,000 for service as the Chairman of the Nominating and Corporate Governance Committee.

PROPOSAL TWO:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our stockholders are entitled to vote to approve, on an advisory non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

As described in further detail under the heading “Executive Compensation and Other Matters – Compensation Discussion and Analysis,” our executive compensation philosophy is designed to attract high quality candidates for senior leadership positions, to retain these employees and to establish a total compensation program which, motivates and rewards individual and team performance in a highly competitive industry. Our compensation programs are designed to align our executive officers’ performance with our goals, principal among which is the creation of stockholder value. For fiscal 2014, the principal components for our executive officers were cash base salary with variable annual cash and long term equity incentives. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal 2014 compensation of our named executive officers and how our executive compensation programs reflect our philosophy and are linked to the Company’s performance.

We are asking our stockholders to indicate their support for the compensation arrangements with our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Accordingly, we are asking our stockholders to vote “FOR” the following resolution to be presented at the 2014 Annual Meeting:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion.”

Vote Required and Board of Directors Recommendation

The proposal requires the affirmative vote of a majority of the votes cast for or against the proposal at the 2014 Annual Meeting, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the 2014 Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

This “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are appropriate to address those concerns. The Board has adopted a policy providing for annual say-on-pay advisory votes. Unless the Board modifies this policy, the next say-on-pay advisory vote will be held at our 2015 Annual Meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION ABOVE, RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL THREE:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

FOR THE FISCAL YEAR ENDING JUNE 30, 2015

The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to serve as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2015. KPMG has served as the Company’s independent registered public accounting firm since November 2010. A representative of KPMG is expected to be present at the 2014 Annual Meeting, will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.

Representatives of our independent auditors normally attend most meetings of the Audit Committee. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent auditors in accordance with this pre-approval policy. For fiscal 2014 and 2013, all fees paid to our independent auditors were pre-approved in accordance with this policy without exception.

The Audit Committee on an annual basis reviews the services performed by the independent registered public accounting firm, and reviews and approves the fees charged by the accounting firm. The Audit Committee has considered the role of the independent registered public accounting firm in providing tax and other non-audit services to us and has concluded that these services are compatible with the accounting firm’s independence as our independent auditors.

Principal Accounting Fees and Services

The following table sets forth the fees accrued or paid to the Company’s independent registered public accounting firms for the fiscal years ended June 30, 2014 and June 30, 2013.

	2014	2013
Audit fees(1)	$2,392,500	$1,042,000
Audit related fees(2)	—	—
Tax Fees(3)	10,400	—

Total	$2,402,900	$1,042,000

(1)	Audit fees relate to professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.
(2)	Audit-related fees comprise fees for professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Vote Required and Board of Directors Recommendation

Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our bylaws or otherwise. Our Board, however, is submitting the selection of KPMG to stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the selection, the Audit Committee and our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and our Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal, assuming a quorum is present. Votes for, against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but abstentions and broker non-votes will not have any effect on the outcome of the vote on this proposal. If you sign and return a proxy card without giving specific voting instructions on this proposal, your shares will be voted in favor of the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY KPMG LLP AS EXTREME NETWORKS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2015.

PROPOSAL FOUR:

ADVISORY VOTE TO RATIFY THE EXTENSION OF THE TERM OF THE

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN TO MAY 31, 2015

Background

Our Board is inviting stockholders to vote to ratify, on a nonbinding advisory basis, the extension to May 31, 2015 of the term of the Company’s Amended and Restated Rights Agreement, dated April 26, 2012, as amended effective April 30, 2013 and April 30, 2014, between the Company and Computershare Inc. as the rights agent (the “Restated Rights Plan”). The Restated Rights Plan governs the terms of each right (“Right”) that has been issued with respect to each share of common stock of the Company. Each Right initially represents the right to purchase one one-thousandth of a share of Series A Preferred Stock (“Preferred Stock”) of the Company. The Restated Rights Plan replaces in its entirety the Rights Agreement, dated as of April 27, 2001, as amended, between the Company and Mellon Investor Services LLC (the “Prior Rights Plan”).

The Board believed it to be in the best interests of the Company to enter into and to extend the Restated Rights Plan to preserve the value of the Company’s deferred tax assets, including its net operating loss carry forwards, with respect to its ability to fully use its tax benefits to offset future income. The Prior Rights Plan was adopted in part in an effort to preserve stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carry-forwards and other tax attributes (the “Tax Benefits”) to reduce potential future federal income tax obligations. At June 30, 2014, our Tax Benefits included approximately $290.2 million and $97.4 million of federal and state tax net operating loss carry forwards, respectively. The Tax Benefits expire on various dates beginning in fiscal year ending June 30, 2015 (state) and fiscal year ending June 30, 2021(federal).

The unexpired balance of our Tax Benefits can generally be used to offset taxable income or income taxes (if any). Utilization of Tax Benefits to offset taxable income can, however, be limited if there is an ownership change, as discussed below. Because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict to what extent our Tax Benefits may ultimately be used to reduce our income tax liability. Although we are unable to quantify an exact value, we believe that the Tax Benefits are a very valuable asset. The Restated Rights Plan was adopted because the Board believed it to be in the Company’s and the stockholders’ best interests to attempt to prevent the imposition of limitations on use of the Tax Benefits.

The ability to use the Tax Benefits could be significantly impaired if there were an “ownership change” of the Company as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Determining whether an ownership change has occurred and the effect of an ownership change is complex. In general, to determine whether an ownership change has occurred on a testing date, the Company must compare the percentage of shares owned by each stockholder or groups of stockholders who own or are deemed to own directly or indirectly at least 5.0% of our stock (a “5-percent shareholder”) immediately after the close of the testing date to the lowest percentage of shares owned by such 5-percent shareholder at any time during the testing period (which is generally a three-year rolling period). The amount of the increase in the percentage of Company shares owned by each 5-percent shareholder whose share ownership percentage has increased is added together with increases in share ownership of other 5-percent shareholders, and an ownership change occurs if the aggregate increase in ownership by all such 5-percent shareholders exceeds 50%.

If an ownership change occurs, there is an annual limit on use of Tax Benefits (the “382 Limitation”) equal to (i) the aggregate value of our outstanding equity immediately prior to the ownership change (reduced by certain capital contributions made during the immediately preceding two years and certain other items) multiplied by (ii) the federal long-term tax-exempt interest rate in effect for the month of the ownership change. In calculating the 382 Limitation, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.” If the Company were to have taxable income in excess of the 382 Limitation following an ownership change, the Company would not be able to offset tax on the excess income with the net operating losses. Although any loss carry forwards not used as a result of any Section 382 Limitation would remain available to offset income in future years (again, subject to the Section 382 Limitation in such future years) until the net operating losses expire, an ownership change could significantly defer the utilization of the net operating loss carry forwards, accelerate payment of federal income tax and could cause some of the net operating losses to expire unused. Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the Section 382 Limitation upon the amount of our taxable income that could be offset by such loss carry forwards and credits if an ownership change were to occur in the future. Such limitation could, however, be material.

The Restated Rights Plan is designed to reduce the likelihood that the Company will experience an ownership change by discouraging any person (together with such person’s affiliates and associates), without the approval of the Board, from acquiring 4.95% or more of the outstanding common stock, or, if any person (together with such person’s affiliates and associates) already beneficially owns in excess of 4.95% or more of the outstanding common stock, from acquiring more shares of common stock, other than by exercise or conversion of currently existing warrants or as a result of as a result of a redemption of shares of common stock by the Company. There is no guarantee that the Restated Rights Plan will prevent the Company from experiencing an ownership change.

The following description of the Restated Rights Plan is qualified in its entirety by reference to the text of the Rights Agreement, and related amendments thereto, which are attached as Appendix A. We urge you to read carefully the Restated Rights Plan in its entirety as the description below is only a summary.

Nature of Right:	When exercisable, each Right will initially entitle the holder to purchase one one-thousandth of a share of Preferred Stock.
Means of Distribution:

The Rights will be distributed to holders of the Company’s outstanding common stock at a dividend of one Right for each share of common stock. The Rights will also be attached to all future issuances of common stock prior to the Distribution Date (as defined below).

Exercise Price:

$150.00 per one one-thousandth of a share of Preferred Stock, which is the amount that in the judgment of the Board represents the long-term value of the common stock over the term of the Restated Rights Plan (the “Exercise Price”).

Term:	The Rights will expire upon the earlier of (i) May 31, 2015 or (ii) redemption or exchange by the Company as described below.
Redemption of Rights:	Rights are redeemable at a price of $.001 per Right, by the vote of the Board, at any time until the occurrence of a Flip-In Event (defined below).
Preferred Stock:	The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other series). Each share of Preferred Stock will have a preferential cumulative quarterly dividend in an amount equal to the greater of (a) $3,750.00 or (b) 1,000 times the dividend declared on each share of common stock. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment equal to the greater of (a) $150,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share equal to 1,000 times the aggregate payment to be distributed per share of common stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of common stock. In the event of any merger, consolidation or other transaction in which shares of common stock are exchanged for or changed into other securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of common stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Fractional shares (in integral multiples of one one-thousandth) of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one- thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of common stock.

Rights in Event of Self-Dealing Transaction or Acquisition of Substantial Amount of common stock:

In the event that an Acquiring Person engages in certain self-dealing transactions or becomes a beneficial owner of 4.95% or more of the outstanding common stock (“Flip-In Events”), a holder of a Right thereafter has the right to purchase, upon payment of the then current Exercise Price, in lieu of one one-thousandth of a share of Preferred Stock, such number of shares of common stock having a market value at the time of the transaction equal to the Exercise Price divided by one- half the Current Market Price (as defined in the Restated Rights Plan) of the common stock. Notwithstanding the foregoing, Rights held by the Acquiring Person or any associate or affiliate thereof or certain transferees will be null and void and no longer be transferable.

Self-dealing transactions are defined to include a consolidation, merger or other combination of an Acquiring Person with the Company in which the Company is the surviving corporation, the transfer of assets to the Company in exchange for securities of the Company, the acquisition of securities of the Company (other than in a pro rata distribution to all stockholders), the sale, purchase, transfer, distribution, lease, mortgage, pledge or acquisition of assets by the Acquiring Person to, from or with the Company on other than an arm’s length basis, compensation to an Acquiring Person for services (other than for employment as a regular or part-time employee or director on a basis consistent with the Company’s past practice), a loan or provision of other financial assistance (except proportionately as a stockholder) to an Acquiring Person or the licensing, sale or other transfer of proprietary technology or know-how from the Company to the Acquiring Person on terms not approved by the Board or a reclassification, recapitalization or other transaction with the effect of increasing by more than 1% the Acquiring Person’s proportionate share of any class of securities of the Company.

Rights in Event of Business Combination:

If, following the occurrence of a Flip-In Event, the Company is acquired by any person in a merger or other business combination transaction in which the common stock is exchanged or converted or in which the Company is not the surviving corporation, or 50% or more of its assets or earnings power are sold to any person, each holder of a Right (other than an Acquiring Person, or affiliates or associates thereof) shall thereafter have the right to purchase, upon payment of the then current Exercise Price, such number of shares of common stock of the acquiring company having a current market value equal to the Exercise Price divided by one-half the Current Market Price of such common stock.

Exchange Option:

In the event (i) any person or group becomes an Acquiring Person or (ii) any of the types of transactions, acquisitions or other events described above as self-dealing transactions occur, and prior to the acquisition by such person or group of 50% or more of the outstanding shares of common stock, the Board may require all or any portion of the outstanding Rights (other than Rights owned by such Acquiring Person which have become void) to be exchanged for common stock on a pro rata basis, at an exchange ratio of one share of common stock or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s Preferred Stock having equivalent rights, preferences and privileges) per Right (subject to adjustment).

Fractional Shares:

No fractional shares of common stock will be issued upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of common stock.

Adjustment:

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of common stock is also subject to adjustment in the event of a stock split of the common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to the Distribution Date.

Rights as Stockholder:	The Rights themselves do not entitle the holder thereof to any rights as a stockholder, including, without limitation, voting rights or the right to receive dividends.

Amendment of Rights:	Until the Rights become nonredeemable, the Company may, except with respect to the redemption price, amend the Restated Rights Plan in any manner. After the Rights become nonredeemable, the Company may amend the Restated Rights Plan to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period under the Restated Rights Plan, or to change or supplement any provision in any manner the Company may deem necessary or desirable, provided that no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or its Affiliates or associates) or cause the Rights to again be redeemable or the Restated Rights Plan to again be freely amendable.

Although none of the Restated Rights Plan, our certificate of incorporation, our bylaws or applicable law require stockholder approval or ratification of the Restated Rights Plan, our Board has decided to request the stockholders ratify, on a nonbinding advisory basis, the extension of the Restated Rights Plan to May 31, 2015. If the extension of the Restated Rights Plan is not ratified by stockholders as proposed, the Board will consider whether to terminate the Restated Rights Plan following the Annual Meeting or to permit the Restated Rights Plan to expire per its terms on May 31, 2015. Regardless, the Board may elect to extend the Restated Rights Plan or adopt a new stockholder rights plan at a future date if it determines that the adoption of a stockholder rights plan is in the stockholders’ best interests at that time.

Anti-Takeover Effects

While intended to reduce the risk of an “ownership change” within the meaning of Section 382 of the Code, and thereby preserve the current ability of the Company to utilize the Tax Benefits, the Rights could have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who becomes an Acquiring Person on terms not approved by the Company’s Board. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may exempt such merger or business combination from the Restated Rights Plan. In addition, the Rights may be redeemed by the Company at any time as described above.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE EXTENSION OF THE TERM OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN TO MAY 31, 2015.

PROPOSAL FIVE:

TO APPROVE THE ADOPTION OF OUR 2014 EMPLOYEE STOCK PURCHASE PLAN AND TO AUTHORIZE AN AGGREGATE OF TWELVE MILLION SHARES ISSUABLE UNDER THE PLAN.

On August 27, 2014, the Board of Directors of the Company adopted the Extreme Networks, Inc. 2014 Employee Stock Purchase Plan (the “Purchase Plan”). If approved by the Company’s stockholders, the Purchase Plan will authorize the issuance of up to 12,000,000 shares of the Company’s Common Stock (subject to adjustment for certain changes in the capital structure of the Company) and will replace our existing Employee Stock Purchase Plan originally adopted in 1999. A copy of the proposed Purchase Plan is attached as Appendix B.

The Board of Directors believes that the Purchase Plan will advance the interests of the Company and its stockholders by providing its employees with an opportunity through payroll deductions to purchase shares of Common Stock and will be helpful in attracting, retaining and rewarding valued employees.

Summary of the Purchase Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, which is attached as Appendix B to this Proxy Statement.

General.    The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code but also permits us to include our non-United States employees in offerings not intended to qualify under Section 423. Each participant in the Purchase Plan is granted at the beginning of each offering under the Purchase Plan (an “Offering”) the right to purchase (a “Purchase Right”) through accumulated post-tax payroll deductions up to a number of shares of the Common Stock of the Company determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

Shares Subject to the Purchase Plan.    The Purchase Plan authorizes the sale of an aggregate of 12,000,000 shares of the Company’s Common Stock. If any Purchase Right expires, terminates or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Purchase Plan, appropriate and proportionate adjustments to the number of shares subject to the Purchase Plan will be made if any change is made to the outstanding Common Stock by reason of merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in the capital structure of the Company not involving the receipt of consideration by the Company.

Administration.    The Purchase Plan is administered by the Compensation Committee or other committee or subcommittee duly appointed by our Board of Directors to administer the Plan. Subject to the provisions of the Purchase Plan, the Compensation Committee determines the terms and conditions of Purchase Rights granted under the Purchase Plan. The Compensation Committee will interpret the Purchase Plan and the Purchase Rights granted, and all determinations of the Compensation Committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right.

Eligibility.    Generally, any employee of the Company or any present or future parent or subsidiary corporation of the Company designated by the Compensation Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan, so long as the employee is customarily employed for more than 20 hours per week and more than five months in any year. If any local laws applicable to any of our non-United States employees require that participation in the Purchase Plan be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the Purchase Plan not intended to qualify under Section 423 of the

Code, and such separate Offerings will be treated part of a “Non-423 Plan” component of the Purchase Plan. Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the Purchase Plan. In any event, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is eligible to participate in the Purchase Plan. As of August 31, 2014 approximately 1,450 employees, including its six executive officers, would have been eligible to participate in the Purchase Plan were it then in effect.

Offerings.    Generally, each Offering under the Purchase Plan will be for a period of 24 months (an “Offering Period”), with new, overlapping Offering Periods commencing on the first trading days of February and August of each year. The Compensation Committee may establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period. Each 24-month Offering Period will be divided into four purchase periods of six months’ duration, with the last day of each purchase period being a purchase date.

If the fair market value of the Company’s Common Stock on any purchase date (other than the last purchase date of an Offering Period) is less than on the first day of the Offering Period, then all participants will be withdrawn from the Offering Period after the exercise of their Purchase Rights on such purchase date and enrolled as participants in a new Offering Period beginning on the next trading day following such purchase date, provided that the participant remains an eligible employee.

Participation and Purchase of Shares.    Participation in an Offering under the Purchase Plan is limited to eligible employees who deliver a properly completed subscription agreement and, with the exception of non-United States employees for whom local law does not permit such deductions, who authorize payroll deduction contributions under the Purchase Plan prior to the first day of the Offering Period (the “Offering Date”). Payroll deductions may not exceed 15% (or such other rate as the Compensation Committee determines) of an employee’s compensation on any payday during the Offering Period. The Compensation Committee will specify alternative means for funding share purchases under the Purchase Plan by non-United States employees in jurisdictions where local law does not permit payroll deduction contributions. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to purchase shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations and unless different terms are specified by the Compensation Committee, each participant in an Offering is granted a Purchase Right for a number of whole shares determined by dividing the product of $2,083.33 and the number of months in the Offering Period by the fair market value of a share of our Common Stock on the Offering Date. In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the Purchase Plan or any other employee stock purchase plan of the Company or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time. Further, the Purchase Plan provides that the maximum number of shares of Common Stock that may be purchased by all participants may not exceed one million shares on any purchase date during an Offering Period, unless the Compensation Committee establishes a different limit prior to the Offering Date. Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, the Company issues to each participant in the Offering the number of shares of Common Stock determined by dividing the amount of payroll deductions (or other funds that may have been contributed by certain non-United States participants) accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Compensation Committee but may not be less than 85% of the fair market value per share of Common Stock on the Offering Date or the purchase date, whichever is less. The fair market value of the Common Stock on any relevant date generally will be the closing price per share as reported on the Nasdaq Global Select Market. For example, on September 15, 2014, the closing price per share of our Common Stock was $4.86. Any amounts credited to a participant’s plan account not applied to purchase shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the Purchase Plan during such Offering Period.

Change in Control of the Company.    The Purchase Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Purchase Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company). If a Change in Control occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the Purchase Plan participants’ accumulated payroll deductions will be applied to purchase shares of the Common Stock in the current Offerings on a date before the Change in Control specified by the Compensation Committee.

Termination or Amendment.    The Purchase Plan will continue until terminated by the Compensation Committee. The Compensation Committee may at any time amend, suspend or terminate the Purchase Plan, except that the approval of the Company’s stockholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the Purchase Plan or changes the definition of the corporations whose employees may participate in the Purchase Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the Offering Date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed for the Company.

New Plan Benefits and Additional Information

Because benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by employees if the Purchase Plan is approved by the stockholders. Non-employee Directors are not eligible to participate in the Purchase Plan.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED 2014 EMPLOYEE STOCK PURCHASE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 4, 2014, certain information with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each named executive officer, (iii) each of our directors and director nominees, and (iv) all executive officers and directors as a group.

Except as otherwise indicated, the address of each beneficial owner is c/o Extreme Networks, Inc., 145 Rio Robles, San Jose, California 95134.

Name and Address(1)	Amount of Beneficial Ownership(2)		Percent of Class(3)
Directors and Named Executive Officers:
Maury Austin, Director	123,753	(4)	*
Charles Carinalli, Director	442,969	(5)	*
Randi Paikoff-Feigin, Director	20,015		*
Edward Kennedy, Director	145,586	(6)	*
John H. Kispert, Director	182,086	(7)	*
Edward B. Meyercord, III, Independent Chairman of the Board of Directors	193,086	(8)	*
John C. Shoemaker, Director	222,086	(9)	*
Charles W. Berger, President and Chief Executive Officer, Director	1,040,000	(10)	*
Kenneth Arola, Senior Vice President, Chief Financial Officer	117,000		*
Edward Carney, Executive Vice President, Products and Customer Success	248,469	(11)	*
Frank Blohm, Executive Vice President of Operations and IT	533,676	(12)	*
Allison Amadia, Vice President, General Counsel and Corporate Secretary	105,812	(13)	*
John Kurtzweil, Former Senior Vice President, Chief Financial Officer	371,166	(14)	*
All Executive Officers and Directors as a Group (13 persons)	3,745,704	(15)	3.8

*	Less than 1%
(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.
(2)	Under the rules of the SEC, a person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days of September 4, 2014.
(3)	Calculated on the basis of 97,506,357 shares of common stock outstanding as of September 4, 2014, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days of September 4, 2014 are deemed to be outstanding for purposes of calculating that stockholder’s percentage of beneficial ownership. These shares are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
(4)	Includes 16,667 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(5)	Includes 150,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014
(6)	Includes 40,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(7)	Includes 70,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014. Includes 20,000 shares held by the Kispert Family Trust UTD September 13, 2000.
(8)	Includes 70,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(9)	Includes 100,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(10)	Includes 750,000 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(11)	Includes 156,250 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(12)	Includes 388,697 issuable pursuant to options exercisable within 60 days of September 4, 2014.
(13)	Includes 46,875 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(14)	Includes 204,166 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.
(15)	Includes 1,992,655 shares issuable pursuant to options exercisable within 60 days of September 4, 2014.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

Executive Summary

We promote a pay for performance compensation philosophy for our management team (including our named executive officers) by creating a compensation framework that emphasizes the following features:

•

Simple compensation structure. Target compensation for our management team in 2013 consisted primarily of base salary, performance based cash bonuses and stock option and restricted stock unit (RSU) grants.

•

Management bonus plan tied to straightforward financial metrics. The Company maintains a performance based cash bonus plan, under which bonuses are tied to the achievement of Company performance targets established by the Compensation Committee at the outset of the fiscal year.

•

Reasonable equity grants. The Company generally grants stock options and RSUs to its management team with standard time based vesting, which encourages retention and stability in the management team and ties realizable compensation from such equity grants to stock price.

•

Performance equity awards. The Company grants performance awards to ensure alignment with stockholders over a multi-year period, which will only be earned by our executives if the Company achieves certain defined targets over the applicable performance period.

•	No compensation guarantees. The Company does not guarantee employment, salary increases, bonuses, pension arrangements, equity grants, or deferred compensation to its management.

•

Limited perquisites. The Company does not generally provide any benefits/perquisites to our executive officers that are not generally available to all employees. These are comprised of a 401(k) partial contribution matching program and insurance coverage. No tax gross up payments on bonuses or other payments are provided.

•

Reasonable severance benefits. Certain executive officers are party to agreements which provide reasonable severance benefits related to “without cause” terminations, or “without cause” or “for good reason” terminations in connection with a change-in-control transaction. The benefits under these arrangements are continuation of base salary, bonus, and COBRA payments for limited time periods.

•

Mitigated compensation-related risk. The Company has adopted policies, including an insider trading policy, all of which are subject to independent Compensation Committee oversight, to mitigate compensation-related risk.

•	Recoupment policy. The Company has adopted a recoupment policy which under certain circumstances allows us to recover incentive based compensation paid to any current or former executive officer.

•

No hedging transactions, speculative transactions or pledging of securities. Under our insider trading policy, certain employees deemed to be insiders under the policy including all of executive officers and directors are prohibited from engaging in any speculative transactions in Company securities, including engaging in short sales, engaging in transactions with respect to put options, call options or other derivative securities, or engaging in any other forms of hedging transactions. In addition, no deemed insider may hold Extreme Networks securities in a margin account, or pledge Extreme Networks securities as collateral for a loan.

•

Annual reviews by Compensation Committee. The Company’s Compensation Committee is comprised solely of independent directors. The Compensation Committee has the discretion to retain independent consultants and counsel, and it utilizes Compensia Inc. to provide guidance in conducting its annual executive compensation review.

The Company’s executive compensation program is guided by the principle that the compensation of the executive officers should encourage creation of value for stockholders and achievement of strategic corporate objectives. In furtherance of this principle, the Company’s executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces stockholder interests. These features are described in more detail below in this Compensation Discussion and Analysis and include the following:

•

For fiscal 2014, approximately 64 percent of the target total direct compensation for our President and Chief Executive Officer, and approximately 22 percent of the target total direct compensation for each of the other named executive officers, was performance-based and/or linked to the value of the Company’s stock price. As used in this discussion, “target total direct compensation” means the aggregate amount of the executive’s base salary, target annual incentive bonus, and long-term equity incentive awards based on the grant-date fair value of such awards as determined under the accounting principles used in the Company’s financial reporting.

•

Executives’ bonuses under our annual incentive plan are determined each year by the Compensation Committee based on a number of quantitative and qualitative factors to assess the performance of the Company and the individual executive during the year. The annual bonus for each executive is capped at 150 percent of the executive’s target bonus.

•

Executives were granted equity awards in fiscal 2014 in the form of options and RSUs. These options and awards provide a retention incentive as they vest over a multi-year period and, as the ultimate value of the award depends on our stock price, further align the interests of our executives with those of our stockholders.

Compensation Philosophy and Objectives

Our guiding compensation principle is to align executive compensation with the Company’s strategic objectives and financial performance. To achieve this principle we seek to provide a competitive total compensation package that allows us to attract high quality candidates for senior leadership positions, to retain these employees and to establish a total compensation program which motivates and rewards individual and team performance in alignment with our long-term business strategies and objectives. Our compensation program is designed to motivate individual and team accountability for our absolute and relative competitive performance. We also align the interests of management and our stockholders by providing variable compensation to our executives that is directly linked to the performance of the Company and stockholder return. We believe it is in our stockholders’ interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. We establish market competitive target levels of total compensation, focusing on both current pay and the opportunity for long term and future compensation. Annual compensation for a given executive is determined with reference to competitive market data, as well as the individual’s experience, knowledge, skills, education, performance and importance to our business.

2013 “Say on Pay” Advisory Vote on Executive Compensation

The Company provided stockholders with an advisory vote on executive compensation for the third time at the 2013 Annual Meeting. During that meeting, approximately 96 percent of the votes cast in the “say on pay” advisory vote were “FOR” approval of our executive compensation. The Committee took the results of our 2013 advisory vote on executive compensation into consideration in determining whether modifications to our executive compensation programs were necessary. The Committee viewed this level of stockholder support as a vote of confidence in our compensation policies and that material changes were not required.

Compensation Process

Our Compensation Committee, in consultation with the Board and the Company’s human resources group, designs, establishes and oversees the Company’s compensation programs and compensation philosophy. The Committee establishes all elements of compensation paid to the Chief Executive Officer and reviews and approves all elements of compensation paid to the named executive officers and our senior officers. Throughout the year, the Chair of our Compensation Committee meets with our Senior Vice President of Worldwide Human

Resources to monitor issues relating to executive compensation. At the end of the fiscal year, our Chief Executive Officer conducts a qualitative and quantitative assessment of each named executive officer’s performance for the past fiscal year based upon the officer’s individual and team business goals and objectives. As set forth in additional detail below, our Chief Executive Officer and our Senior Vice President of Worldwide Human Resources also review:

•	the competitive benchmarking assessments of similarly situated executives in comparable companies in our industry;

•	our competitive position relative to comparable companies in our industry; and

•	the available salary and equity merit increase budget for the Company.

Our Chief Executive Officer then makes specific recommendations to the Compensation Committee for any changes to base salary, target bonus opportunities, other cash incentives and equity awards, if appropriate. The Compensation Committee considers these proposals and makes any final approvals required in executing their duties. In addition, the Compensation Committee similarly assesses the performance of our Chief Executive Officer, based on the achievement of the approved financial goals, performance metrics, and strategic objectives identified to improve our operating performance. Our Chief Executive Officer is not present at the time the Compensation Committee reviews his performance and discusses his compensation.

Compensation Consultant, Peer Group Selection and Benchmarking

In connection with the Compensation Committee’s desire to make sure our executive compensation is market-based, to more closely tie future compensation to performance and to further align executive compensation with stockholder value, the Compensation Committee has engaged Compensia, Inc., an independent compensation consultant with expertise in the technology sector, to assist it in the performance of its duties and to advise it with respect to compensation matters for fiscal 2014 and beyond. The Committee routinely assigned Compensia projects designed to ensure that our executive compensation programs are reflective of companies in our peer group. Additionally, the Company’s human resources group supported the work of Compensia and the Committee. In its role as independent compensation consultant, at the request of the Committee, Compensia participated in Committee meetings and provided compensation advice to the Committee. In 2014, Compensia provided advice and recommendations to the Committee on:

•	competitiveness of executive officer compensation levels;

•	revisions and additions to the Company’s peer group, goal metrics and bonus design, compensation mix between cash and equity;

•	developments in high technology compensation programs, employment contracts, legislation and regulation affecting executive compensation; and

•	the impact of the global economy on executive compensation and director compensation.

Compensia also provides the Compensation Committee with guidance on the Company’s equity plans, including the 2014 Employee Stock Purchase Plan proposal. At the direction of the Committee, Compensia also periodically provides guidance to the Chief Executive Officer and the Senior Vice President of Worldwide Human Resources on compensation issues. Although the Company pays Compensia’s fees for its engagement by the Compensation Committee, the Committee has sole discretion with respect to Compensia’s continued engagement and assignments.

Peer Group Selection and Benchmarking

The Committee looks at a variety of factors when setting pay including the market data, the executive’s experience, the scope of the executive’s role relative to the roles in the comparable data, the executive’s performance and the Company’s performance. Within this framework, the Committee generally seeks to ensure total compensation of our executives, including our named executive officers, is competitive with similarly-

situated executives in comparable companies in our industry or at companies with whom we may compete in our hiring and retention of executives. However, the Committee does not “target” or “benchmark” compensation at any particular competitive level.

For the Compensation Committee’s deliberations regarding our fiscal 2014 executive compensation, the Compensation Committee, in consultation with Compensia, reviewed publicly disclosed market compensation data for our peer group to assist with setting compensation for our Chief Executive Office, Chief Financial Officer and select other top executives. As there is no public disclosure of specific compensation information for non-executives or for executive positions which are not generally disclosed in public filings, survey data is used to assist with setting compensation for these positions.

In October 2013, following consultation with Compensia, we revised our peer group to better reflect our size after the closing of our acquisition of Enterasys as follows:

ADTRAN	Harmonic	Riverbed
Aruba Networks	Infinera	QLogic Corporation
Black Box	InterDigital	RadiSys Corporation
Calix	Ixia	Sonus Networks
Emulex	Netgear	Symmetricon
Finisar	QLogic

The peer group is comprised of computer networking and communication equipment companies and other high-tech companies with $225 million to $1,323 million in revenue and market capitalizations of $323 million to $3.7 billion at the time selected for inclusion in the peer group. The peer group assessment examined a range of pay levels including the 25th, 50th and 75th percentile of the applicable benchmark group to reflect a range of pay to be considered when determining individual pay elements.

Compensation Program Elements

The main elements of our compensation program and their respective purposes are as follows:

Element	Purpose
Base salary	Attract and retain talented employees. Serve as the primary element of fixed compensation.

Annual cash incentives	Encourage and reward individual and overall company performance relative to our current plans and objectives, particularly in the short term.

Annual time and performance-based long-term equity incentives	Promote the achievement longer-term financial and strategic objectives. Encourage employee retention. Align the interests of officers and stockholders.

Change in control and severance benefits	Retain executives during the pendency of a proposed change in control transaction. Avoid adverse impacts to the morale of executives and of uncertainty regarding continued employment. Align the interests of executives and stockholders in the event of a change in control. Assist with the recruitment of executives and other key employees.

Benefit plans	Attract and retain talented employees. Provide assurance of financial support in the event of illness or injury. Encourage retirement savings. Encourage additional equity ownership by employees.

The Compensation Committee does not have a set formula for determining the mix of pay elements for executive officers. Other than certain changes in control and severance benefits, our executives generally receive only compensation elements that are provided to our rank-and-file employees.

2014 Compensation Decisions

For the fiscal year ended June 30, 2014, our named executive officers and their respective titles were as follows:

Name	Title
Charles Berger	President and Chief Executive Officer, Director
Kenneth Arola	Senior Vice President and Chief Financial Officer
Edward Carney	Executive Vice President, Products and Customer Success
Frank Blohm	Executive Vice President of Operations and IT
Allison Amadia	Vice President, General Counsel, and Corporate Secretary
John Kurtzweil(1)	Former Senior Vice President and Chief Financial Officer
Christopher Crowell(2)	Former Chief Operating Officer

(1)	Mr. Kurtzweil served in this position through June 1, 2014 and remained an employee of the Company as Special Assistant to the CEO supporting the Company until September 30, 2014, at which time Mr. Kurtzweil’s employment with the Company ceased.
(2)	Mr. Crowell’s employment with the Company ceased effective May 6, 2014.

Base Salaries

At the beginning of the year, the Compensation Committee, together with our Chief Executive Officer, reviewed the base salaries for our continuing executive officers for the fiscal year ending June 30, 2014, though the Chief Executive Officer did not participate in discussions pertaining to his base salary. The Compensation Committee decided at that time not to make any adjustments to the base salaries of any of our named executive officers for fiscal 2014. However, after consideration of peer group compensation data following the acquisition by the Company of Enterasys Networks, Inc. and the relative contributions of the executive officers, increased the annual salaries and/or target cash incentive amounts of certain of the Company’s executive officers, including certain of the Company’s Named Executive Officers, effective as of April 1, 2014. The base salaries for the named executives after such increases were as follows:

Executive	Annual Base Salaries effective April 1, 2014
Charles Berger, President and Chief Executive Officer	$600,000
Frank Blohm, Executive Vice President, Operations and IT	$323,000
Allison Amadia, Vice President, General Counsel and Corporate Secretary	$330,000
John Kurtzweil, Former Senior Vice President, Chief Financial Officer	$385,000

For additional information regarding the Compensation Committee’s decisions with respect to named executive officer base salaries, including a summary of any applicable separation arrangements, see the discussion below under the heading “Summary of Employment and Other Agreements.”

Annual Short-Term Incentives

Our Compensation Committee establishes an incentive plan each year, designed to reward individual and overall Company performance relative to our current plans and objectives, particularly in the short term. The structure and elements of the plan are reviewed and modified annually based upon expectations for our business based on our Board-approved operating plan. In August 2013 the Compensation Committee approved the terms of our Fiscal Year 2014 Incentive Bonus Plan (the “2014 Incentive Plan”).

The 2014 Incentive Plan was a 100 percent cash bonus program that provided payouts for quarterly and annual operating periods which were to be funded and earned based on the achievement of pre-established corporate and individual objectives. All Company employees, including our named executive officers, who were not on a commission plan were eligible for the 2014 Incentive Plan. In order to participate in the 2014 Incentive Plan, participants must have been employed by us for a minimum of one full fiscal quarter and must have been employed by us, or one of our subsidiaries, on the day any awards under the 2014 Incentive Plan were made.

Under the terms of the 2014 Incentive Plan the Compensation Committee established bonus targets for our named executive officers and set the targets for officers hired or promoted during the course of the year. The individual target bonus amounts as a percentage of base salary for each of Mr. Berger, Mr. Carney, Mr. Blohm, Ms. Amadia and Mr. Kurtzweil, were 100 percent (changed to 120 percent during the year), 50 percent (not changed during the year), 50 percent (changed to 55 percent during the year), 50 percent (not changed during the year) and 50 percent (changed to 55 percent during the year), respectively. Mr. Arola, who was not employed for a minimum of a full quarter during the fiscal year, and Mr. Crowell, who participated in an individual sales commission plan were not eligible to participate in the 2014 Incentive Plan. The maximum payout a participant was eligible to receive was to be calculated based upon 150 percent of the participant’s target bonus. Based upon achievement of the performance goals, the target award opportunity was 15 percent per quarter for meeting quarterly targets and 40 percent for meeting the annual target. Employees and executives were eligible for payments on a quarterly basis.

The Compensation Committee does not adhere to a strict formula in determining performance goals. Instead, the Committee employs a flexible approach that enables it to choose performance metrics that are specifically designed to allow the company to adjust to evolving market conditions. For 2014, the Compensation Committee adopted performance goals based on achievement of operating income. The 2014 Incentive Plan was structured to payout at the 100 percent level if the Company achieved a cumulative $16.3M in operating income over the course of the year based on the Annual Operating Plan (AOP), subject to adjustment downward and upward based on actual performance. The Aggregate Operating Income (AOI) goal was broken down into four discrete quarterly goals and payouts, if any, were to be made on a quarterly basis.

No awards would be earned until the quarterly operating income goals were reached, following which, all incremental operating income dollars above the goal threshold would fund the quarterly bonus pool up to a target payout equal to 100 percent for the applicable period. Once the 100 percent award level was reached, 50 percent of the incremental operating income dollars above the operating income threshold would fund the quarterly bonus pool up to the 150 percent maximum. The Compensation Committee included a recoupment provision such that if third quarter bonus, if any, was not funded at the 100 percent level, and fourth quarter performance resulted in payment of the full bonus award, with accelerators, capped at 150 percent, any incremental operating income dollars above the threshold for the fourth quarter would be used to recoup the third quarter bonus on the same 100 percent/50 percent levels described above.

Sales Commission Plan

Mr. Crowell did not participate in our 2014 Incentive Plan, but instead participated in a separate sales incentive plan. For 2014, Mr. Crowell was given a target total incentive of 100 percent of his base salary, or $400,000, based on total revenue. A table of revenue attainment and incentive potential was used to make the plan easy to understand and to directly tie Mr. Crowell’s compensation to our success. Because our management wanted to incentivize Mr. Crowell to maximize sales of our products and services and thereby maximize his own compensation, the maximum amount established for Mr. Crowell’s sales incentive plan was capped at 200 percent of his base salary.

Sign-on Bonus Granted to Ms. Amadia

In connection with the negotiation of her terms of employment, Ms. Amadia was entitled to a sign-on bonus of $15,000, which was paid in a lump sum in July 2013.

Long-Term Equity Incentive Compensation

We grant equity awards under our equity incentive plans to our executive officers in order to promote the achievement of longer-term financial and strategic objectives, to encourage employee retention and to align the interests of our officers and of our stockholders. Under our 2013 Equity Incentive Plan, (the “2013 Plan”), we may grant stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, and other share-based or cash-based awards to employees and consultants. The 2013 Plan also authorizes the grant of awards of stock options, stock appreciation rights, or SARs, restricted stock, and RSUs to non-employee members of our Board and deferred compensation awards to officers, directors and certain management or highly compensated employees. Under the 2013 Plan, all stock options must be granted with an exercise price per share that is not less than the fair market value of a share of our common stock on the effective date of grant of the option. The 2013 Plan replaced the 2005 Equity Incentive Plan. During the year, as part of the acquisition of Enterasys, the Company assumed the stock options and awards granted under the 2013 Enterasys Equity Incentive Plan. As of June 30, 2014, there were 23,691,603 shares available for future grant under the 2013 Plan. To further align the interests of our executive officers with those of our stockholders we grant performance awards which vest over multiple years and which will only be earned by our executives if the Company achieves certain defined targets over the applicable performance period.

New Hire Grants; Promotional Grants

Generally, we grant equity awards to our new employees, including our named executive officers, in connection with the start of their employment in order to induce them to join us and to tie their long term compensation to future increases in our stock price. We occasionally grant additional equity awards in connection with the promotion of employees as a reward for outstanding past performance and to provide incentives resulting from future stock gains. New-hire stock options and promotional grants granted to named executive officers generally vest as follows: one-fourth vests one year after the officer’s employment start date or grant date of the promotional grants, and the remaining shares vest monthly over the following three years at a rate of 1/48th of the entire option each month, subject to the officer’s continued employment with us. However, our Board or the Compensation Committee has approved certain exceptions to vesting schedules for new hire and promotional equity awards in the past. For example, see “Change in Control and Severance Agreements,” below. The aggregate amounts of the new-hire or promotional grants to named executive officer are negotiated with the named executive officer.

The following table sets forth information on new-hire or promotional grants to named executive officers in fiscal 2014:

Executive	Equity Award Grant Date	Number of Shares Subject to Stock Option Grant	Number of Shares Subject to RSU Grant
Edward Carney, Executive Vice President, Products and Customer Success	August 1, 2013	500,000	70,000
Allison Amadia, Vice President General Counsel and Corporate Secretary	August 1, 2013	150,000	50,000
Chris Crowell, Former Chief Operating Officer(1)	November 1, 2013	614,717	307,358

(1)	Options and RSU Awards assumed as part of the acquisition of Enterasys.

Annual Merit Grants

We have typically granted our executive officers additional stock option, RSU and/or performance grants on an annual basis, with the goal of more closely aligning the interests of management and our stockholders by providing continued incentives to our officers in order to retain strong executives and improve corporate performance. Only executives with positive performance rankings are eligible for annual merit grants. Merit based annual stock options granted to named executive officers generally vest one-fourth after one year from the date of grant and at a rate of 1/48th of the entire option each month for 36 months thereafter, subject to the officer’s continued employment with us. Merit based RSU grants generally vest over a two or three year period, with equal installments vesting on the anniversary date of each grant, subject to the officer’s continued employment with us. PSUs will vest upon achievement of specific performance metrics over a defined performance period, each as selected by the Compensation Committee. However, our Board and/or the Compensation Committee has approved certain exceptions to vesting schedules in the past.

During the fiscal year, the Compensation Committee evaluated the performance of each of our named executive officers and, decided to grant merit based stock options, RSUs and/or performance grants to certain of our executive officers. The following table sets forth information on merit based and performance grants to named executive officers in fiscal 2014:

Executive	Equity Award Grant Date	Number of Shares Subject to Stock Option Grant	Number of Shares Subject to RSU Grant
Charles Berger, President and Chief Executive Officer	February 7, 2014	—	280,000
Edward Carney, Executive Vice President, Products and Customer Success	February 7, 2014	—	30,000
Frank Blohm, Executive Vice President of Operations and IT	February 7, 2014	80,000	32,500
Allison Amadia, Vice President General Counsel and Corporate Secretary	February 7, 2014	80,000	20,000
John Kurtzweil, Former Senior Vice President, Chief Financial Officer	February 7, 2014	103,000	42,000

Our process with regard to grants of equity compensation awards to Board members, officers, and non-officer employees is as follows:

•

The general practice for equity awards is to make grants once per quarter, during open trading windows only, on the second trading day following the public announcement of quarterly financial results, pursuant to a list to be circulated to the appropriate granting authority prior to the proposed approval date.

•	All grants are to be approved by the Compensation Committee.

•	Grants are to be approved at Compensation Committee meetings (not by unanimous written consent, except in extraordinary circumstances).

•	Granting authority may not be delegated to management.

•	Our Board and management are to continue monitoring processes and policies recommended by the SEC, self-regulatory authorities and outside advisors.

•

All Board and Compensation Committee minutes are to be circulated to the directors as soon as reasonably practicable (generally, within two weeks of meeting). Counsel should attend all Board and Compensation Committee meetings, and must be present when stock is granted.

•	Management has instituted a mechanism for monitoring compliance with and reporting to our Board on our policies and procedures relating to options grants.

These processes are designed to ensure that we continue to employ best practices and procedures with respect to equity compensation awards.

In addition, we monitor the number of shares that we are utilizing for all of our equity compensation programs, including new hire grants, promotional grants and annual merit grants, in order to prudently manage stock option expense and potential dilution of stockholder ownership. The Compensation Committee, in consultation with our compensation consultant approved a target gross equity pool that could be used for all grants issued to new hires, promotion grants and merit grants, and to reflect industry practices for managing the overall stock option burn rate.

Change in Control and Severance Agreements

Each of our named executive officers is employed at-will. However, from time to time, we implement plans or enter into agreements that would provide benefits payable to certain employees, including named executive officers, in connection with the termination of employment, a change in our control or other situations. These benefits assist us in our recruiting efforts and, without these benefits, officers may be tempted to leave us prior to the closing of the change in control, especially if they do not wish to remain with or believe they will not be retained by the entity after the transaction closes, and any departures could jeopardize the consummation of the transaction or our interests if the transaction does not close. The Compensation Committee believes that these benefits therefore serve to enhance stockholder value, and align the officers’ interest with those of our stockholders.

Our agreements with named executive officers are described under “Summary of Employment and Other Agreements” below. The potential payments that each of named executive officer would have received if a change in control or termination of employment had occurred on June 30, 2014, are set forth under “Potential Payments Upon Termination or Change in Control” below.

Other Benefits

We provide other customary benefits that are comprehensive and apply uniformly to all of our employees, including our named executive officers. Our employee benefits program includes medical, dental, prescription drug, flexible spending contribution plans, vision care, disability insurance, life insurance benefits, business travel insurance, 401(k) savings plan with employer match, educational assistance, employee assistance program and holidays. We do not include a fixed vacation allowance for named executive officers, as they typically travel extensively and are requested to be available to us even while vacationing. We do not provide a defined benefit retirement pension plan, supplemental life insurance or the use of company vehicles to our named executive officers.

In January 1999, our Board adopted our 1999 Employee Stock Purchase Plan, or the Purchase Plan. In December 2005, our stockholders approved an amendment to the Purchase Plan to increase the maximum number of shares of common stock that may be issued under the plan by 5,000,000 to a total of 12,000,000 shares. The Purchase Plan permits eligible employees, including our named executive officers, to acquire shares of our common stock through periodic payroll deductions of up to 15 percent of total compensation. No more than 1,000 shares may be purchased on any purchase date per employee, and each offering period currently has a maximum duration of three months. The price at which the common stock may be purchased is 85 percent of the lesser of the fair market value of our common stock on the first day of the applicable offering period or on the last day of the respective purchase period.

Tax Considerations

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code (“the Code”), and related Treasury Department regulations, which restrict deductibility of executive compensation paid to our named executive officers holding office at the end of any year to the extent this compensation exceeds $1,000,000 for any of these officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under our stockholder-approved stock option plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are “outside directors” (as defined by Section 162(m)) and have an exercise price no less than the fair market value of the shares on the date of grant. We expect that the Compensation Committee will continue to be comprised solely of outside directors, and that any options granted to our executive officers will be approved by the Compensation Committee. The other components of our executive compensation program may not qualify for exemptions from Section 162(m). In the future, the Compensation Committee expects to continue evaluating the advisability of qualifying our executive compensation for deductibility. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws where reasonably practicable and consistent with the Company’s compensation goals and objectives.

Compensation Risk Evaluation

At the direction of our Compensation Committee management reviews and reports to the Compensation Committee on its assessment regarding elements of our compensation program that could pose a risk to the Company. Management reported to the Compensation Committee its determination that the Company’s executive compensation program does not encourage excessive risk or unnecessary risk taking due to factors such as our programs are composed of fixed and variable pay components, the balance of short-term and long-term performance goals in our incentive compensation system, the established limits on permissible incentive award levels and generally applicable internal controls, including financial, operational and compliance policies and practices.

Stock Ownership, Hedging and Pledging

At present, the Compensation Committee has not established any equity or security ownership requirements for its executive officers or directors which is a policy that is reviewed annually as part of the regular review of our pay plans. Under our insider trading policy, we prohibit certain employees deemed to be insiders under the policy, including all executive officers and directors from hedging the economic risk of ownership of our stock. In addition, employees and directors may not hold Extreme Networks securities in a margin account, or pledge Extreme Networks securities as collateral.

Recoupment Policy

The Compensation Committee has adopted the Extreme Networks, Inc. Recoupment Policy that applies to all of our current and former executive officers within the meaning of the Securities Exchange Act. Under this policy, in the event of a restatement of financial results (other than a voluntary restatement due to a change in applicable accounting rules or interpretations) due to the material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws due to fraud during the one-year period following the date of the first public issuance or filing with the SEC (whichever first occurs), the Compensation Committee will have the right to use reasonable efforts to recover any incentive-based compensation in excess of the amount of such incentive based compensation that would have been earned and paid to the executive officer under the restated financial results.

The Compensation Committee will have the discretion to determine the manner in which a recovery of excess incentive based compensation will be effected, for example, by reducing the future payment of excess incentive based compensation earned on the basis of an erroneous financial measure but not yet paid or by reducing payment of other future compensation to offset excess incentive-based compensation previously paid. The Compensation Committee will amend the policy, as necessary, to comply with the final SEC rules regarding the recoupment policies of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Summary Compensation Table

The following table sets forth information for fiscal 2014 concerning the compensation of our named executive officers:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Other Equity And Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Charles W. Berger	2014	525,000	—	1,587,600	—	360,691	11,200	2,484,491
President and Chief Executive Officer	2013	91,025	125,000	—	2,846,459	—	11,845	3,074,329

Kenneth Arola	2014	30,834	—	—	—	—	194	31,028
Senior Vice President and Chief Financial Officer

Edward Carney	2014	371,282	—	462,700	1,160,850	121,450	8,615	2,124,897
Executive Vice President of Product and Customer Success

Frank Blohm	2014	305,750	55,000	184,275	229,536	130,336	12,384	917,281
Executive Vice President of	2013	296,875	—	272,198	186,450	18,700	15,193	789,416
Operations and IT

Allison Amadia	2014	294,609	15,000	322,400	577,791	100,463	1,153	1,311,416
Vice President, General Counsel and Corporate Secretary

John Kurtzweil	2014	385,000	—	238,140	295,527	167,264	10,079	1,096,010
Former Senior Vice	2013	385,000	—	135,200	652,575	—	16,026	1,188,801
President and Chief	2012	1,481	—	—	—	—	—	1,481
Financial Officer

Christopher Crowell(5)	2014	234,384	—	1,628,997	1,715,060	—	675,555	4,253,996
Former Chief Operating Officer

(1)	Bonus amounts represent discretionary fixed bonuses, including sign-on bonuses. Performance-based bonuses are generally paid under our equity incentive plans and sales commission plan and represented as Non-Equity Incentive Plan Compensation.
(2)	Represents the aggregate grant date fair value computed in accordance with Accounting Standards Codification, or ASC, Topic 718, and do not reflect whether our named executive officer has actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Note 5 to our consolidated financial statements in our Form 10-K for the fiscal year ended June 30, 2014. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)	Represents awards under our incentive plans, including sales commission plans. Does not include performance based equity awards as at this time the performance metrics are not expected to be achieved.
(4)	Comprised of contributions to group term life insurance, employer sponsored health benefits and other miscellaneous items.
(5)	Includes $673,900 for severance payments to Mr. Crowell following his resignation from the Company.

Summary of Employment and Other Agreements

The following is a description of employment and other agreements between us and our named executive officers.

President and Chief Executive Officer

In April 2013, we entered into an offer letter of employment with Mr. Berger for service as our President and Chief Executive Officer. Pursuant to the offer letter of employment, Mr. Berger is to receive an annual salary of $500,000, less applicable taxes and withholdings, and is eligible to participate in our standard employee benefits plans, including our annual incentive plan with a target of 100 percent of his annual base salary. Mr. Berger was granted a one-time option to acquire 900,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the grant date. One-fourth of these shares vest one year after the commencement of Mr. Berger’s employment with us, and the remaining shares vest monthly over the following three years at a rate of 1/48 th of the entire option each month, subject to Mr. Berger’s continued employment with us. In addition, Mr. Berger received a performance option award (the “Performance Option”) which was a one-time option to acquire 900,000 additional shares of our common stock with an exercise price equal to the closing price of our common stock on the grant date. Such Performance Option was earned during the fiscal year ending June 30, 2014 and is vesting at a rate of 1/24th of the earned portion of the Performance Option for each month following the date on which such shares were earned. The vesting of the shares subject to this option may be accelerated upon a change in control, pursuant to the terms and conditions described below under the Executive Change in Control Severance Plan. Mr. Berger was also entitled to a one-time, sign-on bonus in the amount of $125,000, less applicable taxes and withholdings, which was paid in a lump sum in August 2013, when other Company employee bonuses were paid.

In addition, pursuant to the terms of Mr. Berger’s offer letter, Mr. Berger would be entitled to receive certain benefits in the event of the termination of his employment from the Company in certain circumstances, including certain conditions of a change of control, termination without cause or a resignation for ‘good reason’ as such terms are described in his offer letter agreements. Such benefits include, but are not limited to, a lump sum payment equal to: (i) 18 months of his base salary, less applicable withholding taxes, in certain circumstances involving a change of control or (ii) 12 months of his base salary, less applicable withholding taxes, in certain circumstances involving the Company’s termination of Mr. Berger employment without cause. Defined terms with respect to change of control and severance benefits generally have the same definitions as ascribed in the Executive Change in Control Severance Plan.

Senior Vice President and Chief Financial Officer

In May 2014, we entered into an offer letter of employment with Mr. Arola for service effective June 2, 2014, as our Senior Vice President and Chief Executive Officer. Pursuant to the terms the offer letter of employment, Mr. Arola is to receive an annual salary of $370,000, less applicable taxes and withholdings and will be eligible to participate in our standard employee benefits plans, including our annual incentive plan with a target of 70 percent of his annual base salary. In addition, Mr. Arola was granted a one-time option to acquire 268,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the grant date. One-fourth of these shares vest one year after the commencement of Mr. Arola’s employment with us, and the remaining shares vest monthly over the following three years at a rate of 1/48th of the entire option each month, subject to Mr. Arola’s continued employment with us. Mr. Arola was also granted 117,000 shares of restricted stock that vest in three annual installments, subject to his continued employment with us.

In addition, we entered into an Executive Change in Control Severance Agreement with Mr. Arola in the form standard for our executive officers under which Mr. Arola would be entitled to a severance benefit period of 12 months. In addition, under his employment agreement, should Mr. Arola employment be terminated by the Company other than for “Cause,” he is entitled to receive a payment equal to 12 months of his salary as of the date of termination, a payment equal to the pro rata portion of his target bonus through his date of termination, and the continuation of medical benefits for 12 months, as further described in his offer letter.

Executive Vice President, Products and Customer Success

In July 2013, we entered into an offer letter of employment with Mr. Carney for service, as our Executive Vice President, Products and Customer Success. Pursuant to the terms the offer letter of employment, Mr. Carney is to receive an annual salary of $400,000, less applicable taxes and withholdings and will be eligible to participate in our standard employee benefits plans, including our annual incentive plan with a target of 50 percent of his annual base salary. In addition, Mr. Carney was granted a one-time option to acquire 500,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the grant date. One-fourth of these shares vest one year after the commencement of Mr. Carney’s employment with us, and the remaining shares vest monthly over the following three years at a rate of 1/48th of the entire option each month, subject to Mr. Carney’s continued employment with us. Mr. Carney was also granted 70,000 shares of restricted stock that vest in three annual installments, subject to his continued employment with us.

In addition, we entered into an Executive Change in Control Severance Agreement with Mr. Carney in the form standard for our executive officers under which Mr. Carney would be entitled to a severance benefit period of 12 months. In addition, under his employment agreement, should Mr. Carney employment be terminated by the Company other than for “Cause,” he is entitled to receive a payment equal to 12 months of his salary as of the date of termination, a payment equal to the pro rata portion of his target bonus through his date of termination, and the continuation of medical benefits for 12 months, as further described in his offer letter.

Vice President, General Counsel and Corporate Secretary

In June 2014, we entered into an offer letter of employment with Ms. Amadia for service as our Vice President and General Counsel. Pursuant to the terms the offer letter of employment, Ms. Amadia is to receive an annual salary of $290,000, less applicable taxes and withholdings and is eligible to participate in our standard employee benefits plans, including our annual incentive plan with a target of 50 percent of her annual base salary. In addition, Ms. Amadia was granted a one-time option to acquire 150,000 shares of our common stock with an exercise price equal to the closing price of our common stock on the grant date. One-fourth of these shares vest one year after the commencement of Ms. Amadia’s employment with us, and the remaining shares vest monthly over the following three years at a rate of 1/48th of the entire option each month, subject to Ms. Amadia’s continued employment with us. Ms. Amadia was also granted 50,000 shares of restricted stock that vest in three annual installments, subject to her continued employment with us. Ms. Amadia also received the offer of a one-time cash payment of $15,000, less applicable taxes and withholdings, which was paid in July 2013.

In addition, we entered into an Executive Change in Control Severance Agreement with Ms. Amadia in the form standard for our executive officers under which Ms. Amadia would be entitled to a severance benefit period of 12 months. In addition, under her employment agreement, should Ms. Amadia’s employment be terminated by the Company other than for “Cause,” she is entitled to receive a payment equal to 12 months of her salary as of the date of termination, a payment equal to the pro rata portion of her target bonus through her date of termination, and the continuation of medical benefits for 12 months, as further described in her offer letter.

Senior Vice President of Services, Operations and IT

In September 2002, we entered into an offer letter of employment with Mr. Blohm as our Senior Director of Procurement. Mr. Blohm’s terms of employment have changed over the past 11 years, during which we have not entered into a new agreement with Mr. Blohm. In addition, we entered into an Executive Change in Control Severance Agreement with Mr. Blohm in the form standard for our executive officers under which Mr. Blohm would be entitled to a severance benefit period of 12 months.

Former Senior Vice President and Chief Financial Officer

In connection with his departure from the Company effective September 30, 2014, we entered into a general release of claims with Mr. Kurtzweil under which he will receive a lump sum payment equal to 12 months of his current salary, $385,000, payable in January 2015, any bonus earned up to and including the separation date and 12 months of COBRA premiums.

Former Chief Operating Officer

In connection with his departure from the Company effective May 6, 2014, we entered into a general release of claims with Mr. Crowell under which he received a lump sum payment equal to 12 months of his current salary, $450,000, a payment equal to the pro-rata portion of his target bonus through the separation date of $223,900, which was paid to him in May 2014, 12 months of COBRA premiums and acceleration of vesting equal to 12 months of his unvested stock options and restricted stock units.

Executive Change in Control Severance Plan

On February 8, 2006, the independent members of our Board, upon the recommendation of the Compensation Committee, approved the terms of an Executive Change in Control Severance Plan in order to ensure retention of key personnel and continuity of the business in the event of a change in control of the business. On August 7, 2008, the independent members of our Board, upon the recommendation of the Compensation Committee, approved an amendment and restatement of the Executive Change in Control Severance Plan. On February 11, 2014, the approved an amendment and restatement of the Executive Change in Control Severance Plan to fix the individual participation agreement term to three years from the date of hire of the individual. We refer to this plan, as amended and restated, as the “Severance Plan.” Any severance and change of control payments which may be due Mr. Berger are covered by his offer letter of employment and not the Severance Plan.

Cash Compensation and Benefits

Under the Severance Plan, severance compensation, health care and other benefits are provided to a Severance Plan participant if the participant is terminated without cause or resigns as a result of certain adverse circumstances described in the Severance Plan within 12 months after a change in control. The amount of this severance compensation that would be provided to a participant is equal to that participant’s then current salary and target bonus for the applicable “severance benefit period.” The Compensation Committee has established that the severance benefit period for participants is 18 months in the case of the Chief Executive Officer, 12 months in the case of Section 16 Officers and vice presidents who report directly to the Chief Executive Officer and 6 months in the case of eligible vice presidents designated by the Compensation Committee. In addition, the severance benefit period establishes the period of time during which health care and other benefits are provided to a participant.

Equity Awards

The Severance Plan also provides that equity awards granted prior to August 7, 2008 (the effective date of the amendment to the plan), with respect to individuals who were participants as of that date and certain other equity awards as determined by the Compensation Committee at the time of grant are treated as follows in the event of a Change in our Control:

•	if the participant’s options and SARs are not assumed or otherwise continued by an acquirer, 100 percent of the participant’s then unvested options and SARs would accelerate;

•

if the participant is not terminated and an acquirer assumes the participant’s outstanding options and SARs, the vesting of 50 percent of the participant’s then unvested options and SARs would accelerate as of the date of the change in control and the remainder of the participant’s unvested options and SARs would vest in equal monthly installments over a period equal to one half of the remainder of the participant’s original vesting schedule;

•

if the participant is terminated and the participant’s options and SARs are assumed or otherwise continued by an acquirer, 100 percent of the participant’s then unvested options and SARs would accelerate; and

•	the vesting of all other awards, including restricted stock and RSUs, would accelerate.

However, the Severance Plan further provides that, unless otherwise determined by the Compensation Committee at the time of grant, equity awards granted after August 7, 2008 (the effective date of the amendment to the plan) to participants are treated as follows in the event of a Change in our Control:

•

if equity awards are not assumed or otherwise continued by an acquirer, accelerated vesting would occur only with respect to the number of months in the applicable participant’s severance benefit period; and

•

if equity awards are assumed or otherwise continued by an acquirer, acceleration of vesting of these awards would occur only upon a Double Trigger Termination (as defined in the plan), and then would accelerate 100 percent;

In the event that any payment or benefit received or to be received by a participant under the Severance Plan or otherwise would subject the participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such payments as an excess parachute payment under Section 280G of the Code, then, notwithstanding the other provisions of the Severance Plan, the amount of such payments would not exceed the amount which produces the greatest after-tax benefit to the participant. The Severance Plan does not provide for payment of any applicable excise tax by us or other “gross-up” payments to offset the impact of any applicable excise tax.

Certain Definitions

For purposes of the Severance Plan, the following definitions apply:

“Cause” means the occurrence of any of the following: (i) the participant’s theft, dishonesty, misconduct, breach of fiduciary duty for personal profit, or falsification of any our documents or records; (ii) the participant’s material failure to abide by our code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (3) misconduct by the participant within the scope of Section 304 of the Sarbanes-Oxley Act of 2002 as a result of which of we are required to prepare an accounting restatement; (4) the participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of ours (including, without limitation, the participant’s improper use or disclosure of our confidential or proprietary information); (5) any intentional act by the participant which has a material detrimental effect on our reputation or business; (6) the participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from us of, and a reasonable opportunity to cure, such failure or inability; (7) any material breach by the participant of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement between the participant and us, which breach is not cured pursuant to the terms of such agreement; or (8) the participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the participant’s ability to perform his or her duties with us.

“Change in our Control” means the occurrence of any of the following:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding our securities under an employee benefit plan, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of our securities representing more than 50 percent of the total combined voting power of our then-outstanding securities entitled to vote generally in the election of directors;

•

we are party to a merger or consolidation which results in the holders of our voting securities outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than 50 percent of the total combined voting power of the securities entitled to vote generally in the election of our directors or the surviving entity outstanding immediately after such merger or consolidation;

•	the sale or disposition of all or substantially all of our assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more of our subsidiaries); or

•

a change in the composition of our Board within any 12-month period as a result of which fewer than a majority of the directors are Incumbent Directors (defined as a director who either (i) is a member of our Board as of February 8, 2006, or (ii) is elected, or nominated for election, to our Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but (iii) was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of our directors).

However, to the extent that any amount constituting nonqualified deferred compensation subject to Section 409A of the Code would become payable under the Severance Plan by reason of a Change in our Control, such amount shall become payable only if the event constituting a Change in our Control would also constitute a change in ownership or effective control of us, or a change in the ownership of a substantial portion of our assets, within the meaning of Section 409A of the Code.

Indemnity Agreements

We have entered into indemnification agreements with our executive officers and directors. These indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock and option awards and other plan-based awards, including non-equity incentive awards, granted during the fiscal year ended June 30, 2014, to our named executive officers. For a narrative description of the various plan-based awards set forth in the following table, see the discussion above under the heading “Compensation Discussion and Analysis.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares Of Stock Or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum(2) ($)

Charles W. Berger	02/07/2014	02/07/2014	612,000	720,000	1,080,000	280,000	—	5.67	1,587,600
Kenneth Arola	—	—	18,346	21,583	32,375	—	—	—	—
Edward Carney	08/01/2013	08/01/2013	170,000	200,000	300,000		500,000	4.18	2,090,000
	08/01/2013	08/01/2013				70,000		4.18	292,600
	02/07/2014	02/07/2014				30,000		5.67	170,100
Frank Blohm	02/07/2014	02/07/2014	151,003	177,650	266,475		80,000	5.67	453,600
	02/07/2014	02/07/2014				32,500		5.67	184,275
Allison Amadia	08/01/2013	08/01/2013	140,250	165,000	247,500		150,000	4.18	627,000
	08/01/2013	08/01/2013				50,000		4.18	209,000
	02/07/2014	02/07/2014					80,000	5.67	453,600
	02/07/2014	02/07/2014				20,000		5.67	113,400
John Kurtzweil(6)	02/07/2014	02/07/2014	179,988	211,750	317,625		103,000	5.67	584,010
	02/07/2014	02/07/2014				42,000		5.67	238,140
Christopher Crowell(4)(5)	11/01/2013	11/01/2013	382,500	450,000	900,000		614,717	5.30	3,258,000
	11/01/2013	11/01/2013				307,358	—	5.30	1,628,997

(1)	Our annual incentives usually are (and, in fiscal 2014, were) based upon threshold, target and maximum payout amounts set by our Board, upon the recommendation of the Compensation Committee, at the beginning of each fiscal year. The actual amounts earned by each named executive officer for fiscal 2014 is set forth in the Summary Compensation Table elsewhere in this Proxy Statement under the heading “Non-Equity Incentive Plan Compensation.”
(2)	The maximum amount payable if results exceed objectives was 150 percent for our named executive officers except Christopher Crowell who had the opportunity to earn 200 percent under the Sales Commissions plan.

(3)	The grant date fair value is generally the amount we would expense in our financial statements over the award’s service period in accordance with ASC Topic 718, but does exclude the impact of estimated forfeitures related to service-based vesting conditions.
(4)	Mr. Crowell did not participate in our executive incentive plans, but instead had a separate commission plan as discussed in additional detail elsewhere in this Proxy Statement under the heading “Sales Commission Plan.”
(5)	Mr. Crowell departed from the Company effective May 7, 2014
(6)	Mr. Kurtzweil departed from the Company effective September 30, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of June 30, 2014:

Outstanding Equity Awards

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Charles W. Berger	262,500	637,500	(1)	$3.17	5/2/2020	280,000	(11)	1,587,600
	262,500	637,500	(2)	$3.17	5/2/2020
Edward Carney	—	500,000	(3)	4.18	7/29/2020	70,000	(12)	292,600
						30,000	(13)	170,100
Frank Blohm	60,000	—		$3.74	8/3/2017	5,000	(14)	17,200
	82,500	—		$4.25	10/26/2017	50,000	(15)	172,000
	82,500	—		$4.25	10/26/2017	65,000	(16)	223,600
	39,583	7,917	(4)	$3.68	2/2/2018	32,500	(17)	184,275
	56,666	23,334	(5)	$3.29	8/3/2018
	45,833	54,167	(6)	$3.38	8/21/2019
	—	80,000	(7)	$5.67	2/7/2021
Allison Amadia	—	150,000	(8)	$4.18	7/8/2020	50,000	(18)	209,000
	—	80,000	(9)	$5.67	2/7/2021	20,000	(19)	113,400
John Kurtzweil	175,000	175,000	(10)	$3.38	8/21/2019	13,333	(20)	45,866
						42,000	(21)	238,140
						65,000	(22)	223,600
Christopher Crowell	307,358	—		$5.30	11/1/2020	—		—

(1)	This stock option vests monthly and will be fully vested on 04/25/17.
(2)	This stock option vests monthly and will be fully vested on 12/16/15.
(3)	This stock option vests as to 25 percent of the shares on 07/29/14 and as to 1/48th of the shares each month over the three years thereafter.
(4)	This stock option vests monthly and will be fully vested on 02/02/2015.
(5)	This stock option vests monthly and will be fully vested on 08/03/2015.
(6)	This stock option vests monthly and will be fully vested on 08/21/2016.
(7)	This stock option vests as to 25 percent of the shares on 02/07/15 and as to 1/48th of the shares each month over the three years thereafter.
(8)	This stock option vests as to 25 percent of the shares on 07/08/14 and as to 1/48th of the shares each month over the three years thereafter.
(9)	This stock option vests as to 25 percent of the shares on 02/07/15 and as to 1/48th of the shares each month over the three years thereafter.

(10)	This stock option vests monthly and will be fully vested on 06/29/2016.
(11)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 02/07/2015.
(12)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 07/29/2014.
(13)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 02/07/2015
(14)	These RSU’s will be fully vested on 08/03/2014.
(15)	These RSU’s vest as to 50 percent of the units each anniversary over two years, starting on 08/21/2014.
(16)	Performance based restricted stock units.
(17)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 02/07/2015.
(18)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 07/08/2014.
(19)	These RSU’s vest will be fully vested on 06/29/2015.
(20)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 02/07/2015.
(21)	These RSU’s vest as to 33.3 percent of the units each anniversary over three years, starting 02/07/2015.
(22)	Performance based restricted stock units.

Option Exercises and Stock Vested During Last Fiscal Year

The following table sets forth certain information concerning option exercises by our named executive officers and vesting of our common stock held by them during the fiscal year ended June 30, 2014.

OPTION EXERCISES AND STOCK VESTED

Option Exercises and Stock Awards Released

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Received on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Frank Blohm	—	—	30,000	117,800
John Kurtzweil	—	—	13,333	59,199
Christopher Crowell	—	—	153,679	819,109

(1)	Represents the amount realized based on the market price of our common stock on the vesting date.

Pension Benefits and Nonqualified Deferred Compensation Plans

We do not have any plans with any of our named executive officers that provide for payments or other benefits at, following, or in connection with retirement. We also do not have any defined contribution or other plan with any of our named executive officers that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination or Change in Control

We have entered into agreements under our Executive Change of Control and Severance Plan that may require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of us:

These agreements, including the circumstances that would trigger payments or the provision of other benefits, and material conditions and obligations applicable to the recipient of payments and benefits, are described in “Summary of Employment and Other Agreements” elsewhere in this “Executive Compensation” section.

The following table describes the potential payments that we would have been required to make upon our termination of each of our named executive officers, whether or not within one year following a change in our control, had we terminated such officer as of June 30, 2014, under the assumptions set forth in the footnotes to the table. Accordingly, the table does not present information regarding named executive officers whose service to us was terminated prior to this date. Except as expressly noted, these assumptions have not actually occurred.

	Potential Payments upon Termination Other than for Cause ($)(1)	Potential Payments Following Change of Control Other than for Cause ($)(2)	Potential Payments upon Termination Other than for Cause Following Change in Control ($)(3)
Charles W. Berger
Salary(4)	600,000	—	900,000
Bonus	—	—	1,080,000
Equity award vesting acceleration(6)	1,279,938	2,862,450	2,862,450
Health and welfare benefits(7)	17,815	—	26,723
Total	1,897,753	2,862,450	4,869,173

Ken Arola
Salary(4)	—	—	370,000
Bonus(5)	—	—	259,000
Equity award vesting acceleration(6)	—	—	—
Health and welfare benefits(7)	—	—	12,409
Total	—	—	641,409

Edward Carney
Salary(4)	—	—	400,000
Bonus(5)	—	—	200,000
Equity award vesting acceleration(6)	—	211,183	574,000
Health and welfare benefits(7)	—	—	22,392
Total	—	211,183	1,196,392

Frank Blohm
Salary(4)	—	—	323,000
Bonus(5)	—	—	177,650
Equity award vesting acceleration(6)	—	237,779	767,368
Health and welfare benefits(7)	—	—	15,515
Total	—	237,779	1,283,533

Allison Amadia
Salary(4)	—	—	330,000
Bonus(5)	—	—	165,000
Equity award vesting acceleration(6)	—	122,881	349,800
Health and welfare benefits(7)	—	—	—
Total	—	122,881	844,800

John Kurtzweil(8)
Salary	385,000	—	—
Bonus	—	—	—
Equity award vesting acceleration	—	—	—
Health and welfare benefits	15,613	—	—
Total	400,613	—	—

Christopher Crowell(9)
Salary	450,000	—	—
Bonus	223,900	—	—
Equity award vesting acceleration(10)	1,905,101	—	—
Health and welfare benefits	17,815.2	—	—
Total	2,596,816.2	—	—

(1)	Assumes termination without “cause” as of June 30, 2014, not within one year after a change in control. “Cause” is described, as applicable to each officer, in the “Summary of Employment and Other Agreements” section of this Proxy Statement. As a condition to receiving any benefits under this column, the applicable named executive officer is required to execute a general release of known and unknown claims in a form satisfactory to us.
(2)	Assumes a hypothetical change in control as of June 30, 2014, with no termination without cause within one year after the change in control. Also assumes that the company acquiring us in the hypothetical change in control did not assume or substitute equivalent replacements for the outstanding equity awards of the participants in the Severance Plan.
(3)	Assumes termination without cause as of June 30, 2014, within one year after a change in control.
(4)

Under the Severance Plan, if a participant in the Severance Plan is terminated without cause or resigns as a result of certain adverse circumstances described in the Severance Plan within 12 months after a change in control, among other things, the participant would be entitled to a lump sum payment in an amount equal to the aggregate amount of his monthly salary for a period of 18 months in the case of the chief executive officer and 12 months in the cases of the other named executive officers. Mr. Berger’s salary coverage is governed by his offer letter with the Company. The amounts listed do not include the payment of accrued salary that would be due upon termination of employment, are not adjusted for any applicable tax withholding, and do not include portions of bonuses that may be payable on a pro-rated basis based on the amount earned as of the time of the termination of employment.
(5)	Under the Severance Plan, if a participant in the Severance Plan is terminated without cause or resigns as a result of certain adverse circumstances described in the Severance Plan within 12 months after a change in control, among other things, the participant would be entitled to a lump sum bonus payment for a period of 18 months in the case of the chief executive officer and 12 months in the cases of the other named executive officers with the applicable annual bonus amount to be based upon the aggregate of all annual incentive bonuses that would have been earned by the participant for the fiscal year of termination of employment, determined as if 100 percent of all applicable performance goals were achieved. The amounts listed do not include the payment of accrued salary that would be due upon termination of employment, are not adjusted for any applicable tax withholding, and do not include portions of bonuses that may be payable on a pro-rated basis based on the amount earned as of the time of the termination of employment.
(6)	Assumes a price per share of our common stock equal to $4.44, the closing market price on June 30, 2014 (the last business day of our last fiscal year). In the case of shares of common stock or RSUs, represents the aggregate value of all shares that would be accelerated. In the case of stock options, represents the aggregate spread (i.e., the difference between the exercise price and the closing price of our common stock on June 30, 2014) with respect to all options that would be accelerated.
(7)	Under the Severance Plan, if a participant in the Severance Plan is terminated without cause or resigns as a result of certain adverse circumstances described in the Severance Plan within 12 months after a change in control, among other things, the participant is entitled to reimbursement of 18 months of COBRA premiums in the case of the chief executive officer and 12 months of COBRA premiums in the cases of the other named executive officers. Assumes our payment of all premiums necessary to cover the applicable officer from June 30, 2013 until the 18 or 12 month anniversary thereof, as applicable, assuming that the applicable officer was covered under our group health plan as of June 30, 2013, that the officer timely elected to continue these benefits until the 18 or 12 month anniversary thereof, as applicable, and that premiums remain at the amounts in effect as of June 30, 2014. Mr. Berger’s COBRA coverage is governed by his offer letter with the Company.
(8)	Mr. Kurtzweil departed from the Company effective September 30, 2014, and the included amounts reflect actual benefits to be paid to Mr. Kurtzweil as of January 15, 2015 in accordance with his severance agreement.
(9)	Mr. Crowell resigned from the Company effective May 6, 2014 and the included amounts reflect actual benefits paid to Mr. Crowell upon his resignation.
(10)	Represents the value calculated upon the vesting of 204,904 of Mr. Crowell’s unvested options at $5.30 per share and 153,679 of Mr. Crowell’s unvested RSUs as based on the closing price of our common stock of $5.33 on May 6, 2014, Mr. Crowell’s last day with the Company.

Compensation Committee Interlocks and Insider Participation

See above under “Corporate Governance—Compensation Committee Interlocks and Insider Participation.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Actual or Potential Conflicts of Interest

We are not currently party to any transaction, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Reporting, Review and Approval of Related Party Transactions

Pursuant to the charter of the Audit Committee, the Audit Committee has the responsibility and duty to approve all related-party transactions after reviewing each transaction for potential conflicts of interests and other improprieties. Pursuant to our Code of Business Conduct and Ethics:

Each employee, including each executive officer, is prohibited from engaging in activities that compete with us or compromise our interests unless first notifying our General Counsel or Senior Vice President of Worldwide Human Resources and Culture, and obtaining a waiver in writing in each instance. Each employee is required to inform his or her manager or our legal department of any conflict of interest, and is encouraged to consult with his or her manager or our legal department if the employee becomes aware of any conflict or potential conflict, or has a question as to a potential conflict.

Each member of our Board is prohibited from participating in any activities that are contrary to our interests, or which interfere with the director’s ability to perform his or her duties objectively and effectively, or which interfere with the director’s duty of loyalty to us and our stockholders. Each member of our Board is required to disclose to our Board any potential conflict of interest regarding or personal interest in any transaction our Board is considering. As to any potential conflict, the independent directors consult, as appropriate, with management and counsel in assessing the potential conflict, and the appropriate action or procedure for addressing or avoiding the potential conflict. A director is required to recuse himself or herself from participation in any deliberation or decision regarding a matter or transaction in which there is a conflict of interest between our interests and the director’s personal interests or the interests of any other entity to which the director provides services. In the event a director becomes aware of any potential corporate opportunity that the director believes would have any direct or indirect value to us, the director is required to advise the Chief Executive Officer or our Board of the opportunity. In addition, each director is required to notify our Board of any outside board seats, public or private, on which the director has agreed to serve. Related party transactions in which a director may be involved are subject to the review of the Audit Committee.

The Code of Business Conduct and Ethics provides the following non-exhaustive list of examples of actual or potential conflicts with respect to the persons subject to the Code of Business Conduct and Ethics (a “Subject Person”):

•	receipt, by a Subject Person or a member of his or her family, of improper personal benefits as a result of the Subject Person’s position with us;

•	use by the Subject Person of our property for his or her personal benefit;

•	engagement by the Subject Person in activities that interfere with the Subject Person’s loyalty to us or his or her ability to perform duties or responsibilities effectively;

•	work by a Subject Person simultaneously (whether as an employee or a consultant) for a competitor, customer or supplier;

•

a Subject Person, or a member of his or her family, having a financial interest in a customer, supplier or competitor which is significant enough to cause divided loyalty with us, or the appearance of divided loyalty (with the significance of a financial interest depending on many factors, such as size of investment in relation to the Subject Person’s income, net worth and/or financial needs, the Subject Person’s potential to influence decisions that could impact the Subject Person’s interests, and the nature of the business or level of competition between us and the supplier, customer or competitor);

•

acquisition, by a Subject Person or a member of his or her family, of an interest in property (such as real estate, patent or other intellectual property rights or securities) in which the Subject Person has reason to know we have, or might have, a legitimate interest;

•

receipt, by a Subject Person or a member of his or her family, of a loan or a guarantee of a loan from a customer, supplier or competitor (other than a loan from a financial institution made in the ordinary course of business and on an arm’s-length basis);

•

a Subject Person’s divulging or using our confidential information-such as financial data, customer information, or computer programs-for the Subject Person’s own personal or business purposes that are not first approved by our Vice President General Counsel or Senior Vice President of Worldwide Human Resources in writing;

•

a Subject Person’s making gifts or payments, or providing special favors, to customers, suppliers or competitors (or their immediate family members) with a value significant enough to cause the customer, supplier or competitor to make a purchase, or take or forego other action, which is beneficial to us and which the customer, supplier or competitor would not otherwise have taken;

•	a Subject Person’s being given the right to buy stock in other companies or receipt of cash or other payments in return for promoting the services of an advisor, such as an investment banker, to us;

•	a Subject Person’s, or his or her family member’s, solicitation or acceptance of valuable gifts, payments, special favors or other consideration from customers, suppliers or competitors; and

•	a Subject Person’s giving or receipt or gifts not in compliance with the Foreign Corrupt Practices Act.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of the Purchase Plan and the 2013 Plan, which have been approved by our stockholders. The Purchase Plan was adopted by our Board in January 1999, and was approved by our stockholders in February 1999. The 2013 Plan was adopted by our Board in October 2013, and was approved by our stockholders in November 2013, replacing our prior equity compensation plans. We are currently seeking stockholder approval of the 2014 Employee Stock Purchase Plan. See Proposal Five in this Proxy Statement.

The following table summarizes our equity compensation plans as of June 30, 2014:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plans approved by security holders	11,636,195	(1)	2.7094	7,554,839	(4)
Equity compensation plans not approved by security holders	5,705,360	(2)	3.2241	0
Totals	17,341,555		2.8788	7,554,839

(1)	Of this amount, options for 1,148,300 and 1,001,098 shares of restricted stock were outstanding under the 2013 Plan and 6,809,382 and 2,373,652 shares of restricted stock were outstanding under the 2005 Plan, and options for 303,763 were outstanding under the 1996 Plan.
(2)	Of this amount, options for 3,465,820 and 2,234,540 shares of restricted stock were outstanding under the Enterasys Plan and 5,000 options were outstanding under the 2000 Stock Plan.
(3)	Effective as of November 20, 2013, 2005 Plan was terminated and shares subject to awards that remained outstanding under the 2005 Plan as of November 20, 2013 and which subsequently terminate without having been exercised or which are forfeited to the Company were added to the shares available under the 2013 Plan.
(4)	Of this amount 1,204,791 shares were available for issuance under the Stock Purchase Plan and 6,350,048 shares were available for issuance under the 2013 Plan

Please see Part II, Item 8 “Financial Statements and Supplementary Data” of our 2014 Annual Report on Form 10-K in the notes to Consolidated Financial Statements at Note 7, “Employee Benefit Plans (including Share-based Compensation)” for further information regarding our equity compensation plans and awards.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the Securities and Exchange Commission’s Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as amended.

The material in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, shall be deemed “furnished” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as a result of furnishing the disclosure in this manner.

COMPENSATION COMMITTEE

Charles Carinalli, Chairman

Maury Austin

John C. Shoemaker

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Extreme Networks, Inc. (the “Company”) oversees the quality of the Company’s financial statements and its financial reporting on behalf of the Board. Management has the primary responsibility for the financial statements, maintaining appropriate accounting and financial reporting principles and policies and the reporting process, including internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for expressing opinions on the Company’s annual financial statements and its internal control over financial reporting as of the end of the fiscal year. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee relies on the integrity of those persons and organizations within and outside of the Company from whom the Audit Committee receives information and the accuracy of the financial and other information provided to the Audit Committee.

The current members of the Audit Committee are Maury Austin, John H. Kispert and Edward H. Kennedy. Each member of the Audit Committee has been determined by the Board to be independent for purposes of the NASDAQ Marketplace Rules and the rules of the U.S. Securities and Exchange Commission (the “SEC”) as these rules apply to audit committee members. The Board has determined that Mr. Kispert is an “audit committee financial expert,” as defined in the rules of the SEC.

The Audit Committee has discussed and reviewed with the Company’s independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees, SEC rules and other professional standards. The Audit Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Ethics and Independence Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committee Concerning Independence,” discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the independent auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s independent auditors, with and without the Company’s management present, to discuss the results of their audit of the Company’s financial statements and its internal control over financial reporting as of the end of the fiscal year, the Company’s internal audits and the overall quality of the Company’s financial reporting. Additionally, the Audit Committee has discussed and reviewed with the Company’s management the audited financial statements and management’s report on internal control over financial reporting as of the end of the fiscal year.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2014 for filing with the SEC. The Audit Committee and the Board have also recommended ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

AUDIT COMMITTEE

John H. Kispert, Chairman

Maury Austin

Edward H. Kennedy

The foregoing Audit Committee Report shall not be deemed to be filed or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals not intended to be included in our proxy materials may be brought before an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the rules of the SEC and under our bylaws. Under our bylaws, in order for a stockholder proposal to be properly brought before the 2015 Annual Meeting, the proposal must be timely and be received at our principal executive offices, addressed to the Secretary, not earlier than July 15, 2015 and not later than August 14, 2015, which, respectively, are 120 days and 90 days prior to the one-year anniversary of the 2014 Annual Meeting. In the likelihood that the date of the 2015 Annual Meeting is more than 30 days earlier or later than such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to the 2015 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made.

If a stockholder proposal is brought before the 2015 Annual Meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, in several circumstances, including if we provide information in the proxy statement for the meeting (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, we know of no business that will be conducted at the 2014 Annual Meeting, other than as described in this Proxy Statement. If any other matter is properly brought before the 2014 Annual Meeting, or any adjournment or postponement of the 2015 Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy on such matters in their discretion.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Extreme Networks stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary, or call our Investor Relations department at (408) 579-3030, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Investor Relations department at the phone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

COMMUNICATING WITH EXTREME NETWORKS

You can obtain information about us by one of the following methods:

1. Our home page on the Internet, located at http://www.extremenetworks.com, gives you access to product and marketing information, in addition to recent press releases, financial information and stock quotes, as well as links to our filings with the SEC.

2. To have information such as our latest quarterly earnings release, 2014 Annual Report, or Quarterly Report on Form 10-Q mailed to you, please contact our Investor Relations at (408) 579-3483.

For other questions that you wish to direct via telephone, you may contact our Investor Relations department at (408) 579-3483.

Should you wish to send correspondence, you may send it either to (1) our Investor Relations department, or (2) if you wish for your correspondence to directly reach our Board, you may send it to our Chairman of the Board, who has been selected by our independent directors to receive, distribute and arrange responses for communications from our stockholders to our Board.

In sending any correspondence, you should use the following address:

Extreme Networks, Inc.
145 Rio Robles
San Jose, California 95134
Attn: Investor Relations
-or-
Attn: Chairman of the Board

We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of stockholder communications at http://investor.extremenetworks.com. For more information, see above under the heading “Electronic Delivery of Stockholder Communications.”

BY ORDER OF THE BOARD OF DIRECTORS

Charles W. Berger President and Chief Executive Officer

EXTREME NETWORKS, INC.

AND

COMPUTERSHARE SHAREOWNER SERVICES LLC,

as Rights Agent

AMENDED AND RESTATED RIGHTS AGREEMENT

Dated as of April 26, 2012

1.	Certain Definitions	A-3

2.	Appointment of Rights Agent	A-8

3.	Issuance of Right Certificates	A-8

4.	Form of Right Certificates	A-9

5.	Countersignature and Registration	A-10

6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	A-11

7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	A-12

8.	Cancellation and Destruction of Right Certificates	A-12

9.	Reservation and Availability of Shares of Preferred Stock	A-13

10.	Preferred Stock Record Date	A-14

11.	Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price	A-14

12.	Certification of Adjustments	A-21

13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	A-21

14.	Fractional Rights and Fractional Shares	A-24

15.	Rights of Action	A-25

16.	Agreement of Right Holders	A-25

17.	Right Certificate Holder Not Deemed a Stockholder	A-26

18.	Concerning the Rights Agent	A-26

19.	Merger or Consolidation or Changed Name of Rights Agent	A-26

20.	Duties of Rights Agent	A-27

21.	Change of Rights Agent	A-29

22.	Issuance of New Right Certificates	A-29

23.	Redemption	A-30

24.	Exchange of Rights for Common Stock	A-30

25.	Notice of Proposed Actions	A-31

26.	Notices	A-32

27.	Supplements and Amendments	A-33

28.	Successors	A-33

29.	Determinations and Actions by the Board of Directors	A-33

30.	Benefits of this Rights Agreement	A-33

31.	Governing Law	A-34

32.	Counterparts	A-34

33.	Descriptive Headings	A-34

34.	Severability	A-34

35.	Tax Benefits Review	A-34

36.	Force Majeure	A-34

37.	Patriot Act	A-34

AMENDED AND RESTATED RIGHTS AGREEMENT

This Amended and Restated Rights Agreement (“Rights Agreement”), is dated as of April 26, 2012, between Extreme Networks, Inc., a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC, a New Jersey limited liability company, as rights agent (the “Rights Agent”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company on April 27, 2001 (i) authorized the issuance and declared a dividend of one right (“Right”) for each share of the common stock of the Company (“Common Stock”) outstanding as of the Close of Business (as such term is hereinafter defined) on May 14, 2001 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share of Series A Preferred Stock of the Company upon the terms and subject to the conditions of the Rights Agreement, dated as of April 27, 2001, between the Company and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services) (“Mellon”) (the “Prior Agreement”), and (ii) further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between May 14, 2001 and the Distribution Date (as such term is hereinafter defined);

WHEREAS, the Prior Agreement was amended pursuant to (i) Amendment to Rights Agreement dated June 30, 2010 between the Company and Mellon and (ii) Amendment No. 2 to Rights Agreement dated April 27, 2011 between the Company and Mellon (each an “Amendment” and together the “Amendments”);

WHEREAS, the Rights Agent is the successor to Mellon as the rights agent under the Prior Agreement, as amended;

WHEREAS, the Board of Directors of the Company has determined that it is desirable and in the best interests of the Company and its shareholders for the Company to amend and restate the Prior Agreement, as amended in order to, among other things, extend the Final Expiration Date, incorporate the provisions of the Amendments into the Rights Agreement and amend certain other terms of the Prior Agreement, as amended as further set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1. Certain Definitions. For purposes of this Rights Agreement the following terms shall have the meanings indicated:

(a) “Acquiring Person” shall mean any Person other than any Related Person or any Exempt Person who or which, together with all Affiliates and Associates of such Person, without the prior approval of the Board of Directors, shall be the Beneficial Owner of 4.95% or more of the outstanding Common Stock; provided however, that no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (ii) such Person was aware of the extent of its Beneficial Ownership but had no actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement) and without any intention of changing or influencing control of the Company, such inadvertent acquisition did not result in the loss or impairment of Tax Benefits, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Rights Agreement.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (“Exchange Act”), as in effect on the date of this Rights Agreement, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Common Stock would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Stock owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder.

(c) A Person shall be deemed the “Beneficial Owner” of any securities

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, or any comparable or successor rule), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting except as described in the proviso to clause (B) of subparagraph (ii) of this Section 1(c) or disposing of any securities of the Company; or

(iv) if such Person would be deemed to constructively own securities or such securities otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code or any successor or replacement provision, and the Treasury Regulations thereunder;

provided, however, that no Person who is an officer, director or employee of a Related Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 1(c)), including, without limitation, in a fiduciary capacity, by a Related Person or by any other such officer, director or employee of a Related Person.

For all purposes of this Rights Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including any calculation for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

(d) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of California or the State of New Jersey (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 P.M., Pacific time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Pacific time, on the next succeeding Business Day.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Common Stock” when used with reference to the Company shall mean the common stock of the Company. “Common Stock” when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person or, if such Person is a Subsidiary of or is controlled by another Person, the Person which ultimately controls such first- mentioned Person. “Common Stock” when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

(h) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(i) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(j) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Customer Identification Program” shall have the meaning set forth in Section 37 hereof.

(l) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(m) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(n) “Exchange Act” shall have the meaning set forth in Section 1(b) hereof.

(o) “Exempt Person” shall mean any Person who, together with all Affiliates and Associates of such Person,

(i) is the beneficial owner of securities representing 4.95% or more of the shares of Common Stock at the close of business on June 30, 2010; provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempt Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of beneficial ownership of Common Stock that such Person had at any time since June 30, 2010, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof; (y) as a result of a redemption of shares of Common Stock by the Company; or (z) pursuant to the exercise of warrants to purchase Common Stock that are beneficially owned by such Person on June 30, 2010; or

(ii) becomes the beneficial owner of securities representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock then outstanding as a result of the purchase by the Company or a Subsidiary of the Company of shares of Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempt Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the beneficial owner, at any time after the date such Person became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of beneficial ownership of

Common Stock that such Person had at any time since the date such Person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof; (y) as a result of a redemption of shares of Common Stock by the Company; or (z) pursuant to the exercise of warrants to purchase Common Stock that are beneficially owned by such Person on June 30, 2010; or

(iii) who is a beneficial owner of 4.95% or more of the shares of Common Stock outstanding and whose beneficial ownership, as determined by the Board of Directors of the Company in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of Tax Benefits or (y) is otherwise in the best interests of the Company, provided, however, that if a Person is an Exempt Person solely by reason of this clause (iii), then such Person shall cease to be an Exempt Person if (I) such Person ceases to beneficially own 4.95% or more of the shares of the then outstanding Common Stock, (II) after the date of such determination by the Board, such Person, together with all Affiliates and Associates of such Person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of beneficial ownership of Common Stock that such Person had at any time since the date such Person first became the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof; (y) as a result of a redemption of shares of Common Stock by the Company; or (z) pursuant to the exercise of warrants to purchase Common Stock that are beneficially owned by such Person on June 30, 2010; or (III) the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of Tax Benefits.

A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempt Person shall not thereby become an Exempt Person, except that a transferee from the estate of an Exempt Person who receives Common Stock as a bequest or inheritance from an Exempt Person shall be an Exempt Person so long as such Person continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.

(p) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board prior to the date of such transaction or within ten Business Days after such transaction, including, without limitation, if the Board determines that (i) neither the beneficial ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

(q) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r) “Flip-In Event” shall mean any event described in Section 11(a)(ii)(A), 11(a)(ii)(B) or 11(a)(ii)(C) hereof.

(s) “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(ii)(C) hereof.

(t) “Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(u) “NASDAQ” shall have the meaning set forth in Section 9(b) hereof.

(v) “Person” shall mean any individual, partnership, firm, corporation, limited liability company, limited liability partnership, company, association, trust, unincorporated organization, joint venture, syndicate or group, or any group of Persons making a “coordinated acquisition” of stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and shall include any successor (by merger or otherwise) of such entity.

(w) “Preferred Stock” shall mean the Series A Preferred Stock, $.001 par value, of the Company having the rights, powers and preferences set forth in Exhibit A hereto, and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, $.001 par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.

(x) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(y) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(z) “Record Date” shall have the meaning set forth in the WHEREAS clause at the beginning of the Rights Agreement.

(aa) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(bb) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(cc) “Related Person” shall mean the Company or any Subsidiary of the Company, including, without limitation, in its fiduciary capacity, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any Person, organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan or any Person funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(dd) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff) “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the directors shall become aware of the existence of an Acquiring Person; provided, however that, if such Person is determined by the Board not to have become an Acquiring Person or that such Person is an Exempt Person, then no Stock Acquisition Date shall be deemed to have occurred.

(gg) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(hh) “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(ii) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(jj) “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards, foreign tax credit carryforwards, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations, of the Company or any Subsidiary of the Company.

(kk) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(ll) “Treasury Regulations” shall mean the final, temporary and proposed income tax regulations promulgated under the Code, as amended.

(mm) “Triggering Event” shall mean any event described in Section 11(a)(ii)(A), 11(a)(ii)(B) or 11(a)(ii)(C) or Section 13 hereof.

(nn) “Voting Power” shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.

Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors of the Company in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights. The Rights Agent, for all purposes of this Rights Agreement, shall always be entitled to assume that the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Rights Agreement (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights agent. In the event the Company appoints one or more co-Rights agents, the respective duties of the Rights Agents and any co-Rights agents under the provisions of this Rights Agreement shall be as the Company shall determine and shall be acceptable to the Rights Agent.

3.	Issuance of Right Certificates.

(a) Until the earlier of (i) the tenth day after but not including the Stock Acquisition Date (or, if the tenth day after but not including the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after but not including the date of the commencement by any Person (other than a Related Person) of, or of the first public announcement of the intent of any Person (other than a Related Person) to commence (which intention to commence remains in effect for five (5) business days after such announcement), a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 4.95% or more of the outstanding Common Stock (irrespective of whether any shares are actually purchased pursuant to any such offer) (including any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(c) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate Right Certificates, and (y) each Right will be transferable only in connection with the transfer of a share (subject to adjustment as hereinafter provided) of Common Stock. As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Company will prepare and execute, the Rights Agent will mail, at the expense of the Company and if provided with all necessary information, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, as shown by the records of the Company, to the address of such holder shown on such records, a Right certificate in substantially the form of Exhibit B hereto (“Right Certificate”) evidencing one Right for each share of Common Stock so held. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall as promptly as practicable notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice has been received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, substantially in the form attached hereto as Exhibit C

(“Summary of Rights”), by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (either as an original issuance or from the Company’s treasury) after the Record Date prior to the earlier of the Distribution Date or the Expiration Date. With respect to certificates representing such shares of Common Stock, the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date (with or without a copy of the Summary of Rights attached thereto), shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby.

(d) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following (or a substantially similar) legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Amended and Restated Rights Agreement between Extreme Networks, Inc. and Computershare Shareowner Services LLC, as Rights Agent, dated as of April 26, 2012, as the same may be amended from time to time (the “Rights Agreement”), the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of Extreme Networks, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Extreme Networks, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt by it of a written request therefor. Under certain circumstances, as provided in the Rights Agreement, Rights issued to, beneficially owned by or transferred to any person who is or becomes an Acquiring Person (as defined in the Rights Agreement) or an Associate or Affiliate (as defined in the Rights Agreement) thereof and certain transferees thereof will be null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Stock represented by such certificates shall, until the Distribution Date, be evidenced by such certificates alone, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date or the Expiration Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock no longer outstanding.

Notwithstanding this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

4. Form of Right Certificates.

(a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such changes and marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, obligations or immunities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to the provisions of

Sections 11, 13 and 22 hereof, the Right Certificates evidencing the Rights issued on the Record Date whenever such certificates are issued, shall be dated as of the Record Date and the Right Certificates evidencing Rights to holders of record of Common Stock issued after the Record Date shall be dated as of the Record Date but shall also be dated to reflect the date of issuance of such Right Certificate. On their face, Right Certificates shall entitle the holders thereof to purchase, for each Right, one one-thousandth of a share of Preferred Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per one one-thousandth of a share of Preferred Stock of $150.00, as the same may from time to time be adjusted as provided herein (the “Purchase Price”).

(b) Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any transferee of such Rights) shall have impressed on, printed on, written on or otherwise affixed to it (if the Company and the Rights Agent have knowledge that such Person is an Acquiring Person or an Associate or Affiliate thereof or transferee of such Persons or a nominee of any of the foregoing) the following (or a substantially similar) legend:

The beneficial owner of the Rights represented by this Right Certificate is an Acquiring Person or an Affiliate or Associate (as defined in the Rights Agreement) of an Acquiring Person or a subsequent holder of such Right Certificates beneficially owned by such Persons. Accordingly, this Right Certificate and the Rights represented hereby are null and void and will no longer be transferable as provided in the Rights Agreement.

The Company shall give written notice to the Rights Agent promptly after the Company becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or an Affiliate or an Associate of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The provisions of Section 11(a)(ii) and Section 24 of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificates.

5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who shall have countersigned any of the Right Certificates shall cease to be such signatory before delivery by the Company, such Right Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificates had not ceased to be such signatory; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, shall be a proper signatory of the Rights Agent to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such a signatory.

(b) Following the Distribution Date and receipt by the Rights Agent of written noticed to the effect and all other necessary information and documentation referred to in Section 3, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purposes, records for registration and transfer of the Right Certificates issued hereunder. Such records shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates and the certificate numbers for each of the Right Certificates.

6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Sections 7(e), 11(a)(ii) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be (i) transferred or (ii) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock or other securities as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for such purposes with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature guaranteed by a member of a securities approved medallion program. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed, with signature guaranteed, the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall request. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purposes. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 11 and 14 hereof, countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of Rights Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation to take any action under any Section of this Rights Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Subject to the provisions of Section 11(a)(ii) hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company or the Rights Agent, reimbursement to the Company and the Rights Agent, of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 11(a)(ii) hereof, the Rights shall become exercisable, and may be exercised to purchase Preferred Stock, except as otherwise provided herein, in whole or in part at any time after the Close of Business on the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at Computershare Shareowner Services LLC, 520 Pike St., Suite 1220, Seattle, WA 98101, together with payment of the Purchase Price with respect to each Right exercised, subject to adjustment as hereinafter provided, at or prior to the Close of Business on the earlier of (i) April 30, 2013 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such date being herein referred to as the “Redemption Date”) or (iii) the time at which all such Rights are exchanged as provided in Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

(b) The Purchase Price and the number of shares of Preferred Stock or other securities or consideration to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c) hereof.

(c) Except as provided in Section 11(a)(ii) hereof, upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase properly completed and duly executed, with signature guaranteed, accompanied by payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) or so much thereof as is necessary for the shares to be purchased and an amount equal to any applicable tax or charge, by cash, certified check, money order, draft or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) requisition from any transfer agent of the Preferred Stock (or make available if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock so elected to be purchased and the Company will comply and hereby authorizes and directs such transfer agent to comply with all such requests, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14(b) hereof, and (iii) promptly after receipt of such Preferred Stock certificates cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event of a purchase of securities, other than Preferred Stock, pursuant to Section 11(a) or Section 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii). In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Rights Agreement.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action whatsoever with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Reservation and Availability of Shares of Preferred Stock.

(a) The Company covenants and agrees that at all times it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, other securities) or held in its treasury, the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Rights Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights, provided, however, that the Company shall not be required to reserve and keep available shares of Preferred Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii) or Section 13 hereof unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b) The Company shall (i) use its best efforts to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”), or such other system then in use, and if the Preferred Stock shall become listed on any national securities exchange, to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be listed on such exchange upon official notice of issuance upon such exercise and (ii) if then necessary, to permit the offer and issuance of such shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities), register and qualify such share of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the Expiration Date of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly provide written copies of each of such announcements to the Rights Agent. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares in accordance with applicable law.

(d) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Preferred Stock (or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Preferred Stock (or other securities, as the case may be) to a person other than such registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or other securities, as the case may be) is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to the shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price. The number and kind of shares subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a)(i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock or other securities which, if such Right had been exercised immediately prior to such date, the holder thereof would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(i) Subject to Section 24, in the event

(A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Rights Agreement, directly or indirectly, (1) shall consolidate with or merge with and into the Company or any of its Subsidiaries or otherwise combine with the Company or any of its Subsidiaries and the Company or such Subsidiary shall be the continuing or surviving corporation of such consolidation, merger or combination and the Common Stock of the Company shall remain outstanding and no shares thereof shall be changed into or exchanged for stock or other securities of the Company or of any other Person or cash or any other property, or (2) shall, in one or more transactions, other than in connection with the exercise of a Right or Rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Company or of any Subsidiary of the Company, transfer any assets or property to the Company or any of its Subsidiaries in exchange (in whole or in part) for any shares of any class of capital stock of the Company or any of its Subsidiaries or any securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or any securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (other than as part of a pro rata offer or distribution by the Company or such Subsidiary to all holders of such shares), or (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire (other than as a pro rata dividend) or dispose, to, from or with, as the case may be, in one transaction or a series of transactions, the Company or any of its Subsidiaries, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary than the Company or such Subsidiary would be able to obtain in arm’s-length negotiation with an unaffiliated third party, or (4) shall receive any compensation from the Company or any of its Subsidiaries for services other than compensation for employment as a regular or part-time employee, or fees for serving as a director, at rates in accordance with the Company’s (or its Subsidiary’s) past practices, or (5) shall receive the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or tax advantage provided by the Company or any of its Subsidiaries, or (6) shall engage in any transaction with the Company (or any of its Subsidiaries) involving the sale, license, transfer or grant of any right in, or disclosure of, any patents, copyrights, trade secrets, trademarks, know-how or any other intellectual or industrial property rights recognized under any country’s intellectual property laws which the Company (including its Subsidiaries) owns or has the right to use on terms and conditions not approved by the Board; or

(B) any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person; or

(C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person or any Affiliate or Associate of such Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries, which is directly or indirectly beneficially owned by any Acquiring Person or any Affiliate or Associate of any Acquiring Person (any of (A), (B) or (C) being referred to herein as a “Flip-In Event”), then upon the first occurrence of such Flip-In Event (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon the exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the

Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall give the Rights Agent written notice when this Section applies and of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Rights Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and unit it shall have received such notice. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled.

(ii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Market Price of a share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing paragraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents,” (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock and/or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Common Stock Equivalents (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to the last sentence of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Flip-In Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) Preferred Stock, shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such non-cash consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date, and for purpose of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of the Common Stock of (i) any dividend or distribution on the Common Stock (other than a regular quarterly cash dividend and other than the Rights), (ii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the “Current Market Price” per share (or one one-thousandth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share (or one one-thousandth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Agreement) multiplied by the Current Market Price per share of the Common Stock, and the “Current Market Price” per one one-thousandth of a share of Preferred Stock shall, be equal to the Current Market Price per share of the Common Stock (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-hundred-thousandth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Section 11(a)(iii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one-hundred-thousandth) obtained by (i) multiplying (x) the number of one one-thousandth of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Sections 11(a)(i), 11(b) or 11(c), to adjust the number of Rights in lieu of any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the company and countersigned and delivered by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificate issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock, Preferred Stock or other capital stock issuable upon exercise of the Rights, the Company shall take any corporate action, including using its best efforts to obtain any required stockholder approvals, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, Preferred Stock or other capital stock at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and Common Stock Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice of such election to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock and other capital stock or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, if (x) at the time of or immediately after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect which substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Rights Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator or which shall be the number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the occurrence of such event.

12. Certification of Adjustments. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate signed by its Chief Executive Officer, its President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the fact, computations and methodology accounting giving rise to such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Sections 11 and 13 and on any adjustment or statement therein contained and shall not be responsible or obligated for calculating any adjustment and shall have no duty with respect to and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such a certificate. Any adjustment to be made pursuant to Sections 11 and 13 of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment.

13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that following the first occurrence of a Flip-In Event, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person or Persons and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or (y) any Person or Persons shall consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or of the Company or cash or any other property other than, in the case of the transactions described in subparagraphs (x) or (y), a merger or consolidation which would result in all of the Voting Power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the Voting Power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such transactions), or (z) the Company or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event (a “Flip-Over Event”), proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the Current Market Price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term “Company” for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall only apply to such Principal Party following the first occurrence of a Flip-Over Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value, or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives said merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value, or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

(ii) in the case of any transaction described in (z) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing (b)(i) or (b)(ii), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the joint venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a)and (b) hereof and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party at its own expense shall:

(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

(ii) use its best efforts, if the Common Stock of the Principal Party shall become listed on a national securities exchange, to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange and, if the Common Stock of the Principal Party shall not be listed on a national securities exchange, to cause the Rights and the securities purchased upon exercise of the Rights to be reported by NASDAQ or such other system then in use;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights. In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).

(d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its Certificate of Incorporation or Bylaws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the then current market value of a whole Right. For the purposes of this Section 14(a), the then current market value of a Right shall be determined in the same manner as the Current Market Price of a share of Common Stock shall be determined pursuant to Section 11(d) hereof.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depository receipts, pursuant to an appropriate agreement between the Company and a depository selected by it, provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depository receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be the Current Market Price of a share of Common Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Flip-In Event, the Company shall not be required to issue fractions of shares or units of Common Stock or Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such Common Stock or Common Stock Equivalents or other securities. In lieu of fractional shares or units of such Common Stock or Common Stock Equivalents or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value of a share or unit of such Common Stock or Common Stock Equivalent or other securities. For purposes of this Section 14(c), the Current Market Value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such Common Stock Equivalent is not traded, each such Common Stock Equivalent shall have the value of one one-thousandth of a share of Preferred Stock.

(d) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares upon exercise of a Right.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Rights Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. All rights of action in respect of this Rights Agreement, other than any rights of action vested in the Rights Agent pursuant to any sections of this Rights Agreement, are vested in the respective holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement by the Company and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of, the obligations of any Person subject to this Rights Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Rights Agreement.

16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory, or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17. Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of Common Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights in respect of any such stock or securities, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, execution, delivery, amendment and administration of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order or judgment of a court of competent jurisdiction) on the part of the Rights Agent for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Rights Agreement, including, without limitation, the cost and expenses of defending against any claim of liability in the premises. The costs and expenses incurred in enforcing this right of indemnification shall also be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the exercise or expiration of the Rights and the termination of this Rights Agreement and the resignation, replacement or removal of the Rights Agent. Anything in this Rights Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Rights Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate, certificate for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19. Merger or Consolidation or Changed Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificate shall have the full force provided in the Right Certificates and in this Rights Agreement.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Rights Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Rights Agreement against the Rights Agent by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company or any employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to, any action taken, suffered or omitted to be taken by it and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for it in respect to any action taken, suffered or omitted to be taken by it under the provisions of this Rights Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct, (each as determined by a final, non-appealable order or judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Rights Agreement will be limited to the fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility or have any liability in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or responsible for the manner, method or amount thereof) or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a Certificate furnished pursuant to Section 12 describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties under this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder any one of from the Chairman of the Board, the Chief Executive Officer, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken, suffered or such omission shall be effective. Subject to Section 20(c) hereof, the Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent, any stockholder, affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final, non-appealable order or judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

(l) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Rights Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Rights Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon thirty (30) days’ notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Company and to each transfer agent of the Common Stock known to the Rights Agent by registered or certified mail, and, at the expense of the Company, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty (30) days’ notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the Rights Agent or the holder of record of any Right Certificate may apply, at the expense of the Company, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and is subject to supervision or examination by federal or state authority and which, alone or with its Affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate controlled by a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Agreement. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23. Redemption.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (x) the first occurrence of a Flip-In Event or (y) the Close of Business on the Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (as well as prompt written notice thereof to the Rights Agent) of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the legality or validity of the action taken by the Company.

(c) In the case of a redemption permitted under Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

24. Exchange of Rights for Common Stock.

(a) The Board of Directors of the Company may, at its option, at any time after the occurrence of a Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which (i) shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) and (ii) shall include, without limitation, any Rights issued after the Distribution Date in accordance with Section 22) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than a Related Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights

Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) having an aggregate current per share market price (determined pursuant to Section 11(d) hereof) equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of the Flip-In Event.

(d) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (e), the current market value of a whole share of Common Stock shall be the Current Market Price of a share of Common Stock (as defined in Section 11(d) hereof for the purposes of computations made other than pursuant to Section 11(a)(iii) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

25. Notice of Proposed Actions.

(a) In case the Company, at any time after the Distribution Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its Preferred Stock (other than a regular periodic cash dividend), or (ii) to offer to the holders of record of its Preferred Stock or options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for Preferred Stock) or shares of stock of any other class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its Preferred Stock or any recapitalization or reorganization of the Company, or (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of record of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action (with a copy thereof to the Rights Agent), which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i), or such dividend or distribution of rights, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution or winding up is to take place and the record date for determining participation therein by the holders of record of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to but not including the record date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of record of Preferred Stock, whichever shall be the earlier.

(b) In case any of the transactions referred to in Section 11(a)(ii)or Section 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to the Rights Agent and to each holder of Rights, in accordance with Section 26 hereof, written notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and sent by overnight delivery service, first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

Extreme Networks, Inc.

3585 Monroe Street

Santa Clara, CA 95051

Attention: General Counsel

Facsimile No.: (408) 579-3029

Subject to the provisions of Section 20 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and sent by overnight delivery service, registered or certified mail and shall be deemed given upon receipt (until another address is filed in writing with the Company) as follows:

Computershare Shareowner Services LLC

520 Pike St., Suite 1220

Seattle, WA 98101

Attention: Lisa Porter

Facsimile No.: (206) 674-3059

with a copy to:

Computershare Shareowner Services LLC

Newport Office Center VII

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Legal Department

Facsimile No.: (201) 680-4610

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if in writing and sent by overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in the this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, at any such time when the Rights are no longer redeemable, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause the Rights Agreement again to become amendable other than in accordance with this sentence. Upon delivery of a certificate from an appropriate officer of the Company and, if requested by the Rights Agent, an opinion of counsel, that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price and no supplement or amendment that changes the rights and duties of the Rights Agent under this Rights Agreement will be effective against the Rights Agent without the written consent of the Rights Agent, which shall be evidenced by the execution of such supplement or amendment by the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights duties, liabilities, obligations or immunities.

28. Successors. All of the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Determinations and Actions by the Board of Directors. The Board of Directors shall have the exclusive power, authority and discretion to administer this Rights Agreement and to exercise all rights and powers specifically granted to such Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, but not limited to, a determination to redeem or not redeem the Rights, to amend the Rights Agreement or to find or to announce publicly that any Person has become an Acquiring Person). All such actions, calculations, interpretations and determinations (including, for purposes of clauses (i) and (iii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company or the Company (i) shall be within the discretion of the Board of Directors, (ii) shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and (iii) shall not subject the Board of Directors of the Company to any liability to the holders of the Rights and Right Certificates. The Rights Agent is entitled always to assume that the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

30. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

31. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made solely by residents of such state and performed entirely within such state; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction.

32. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33. Descriptive Headings. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

35. Tax Benefits Review. In addition to the review and evaluation otherwise required by this Agreement, from and after June 30, 2010 and for so long as the threshold for determining whether a Person, together with all Affiliates and Associates of such Person, is an Acquiring Person is 4.95%, the Board shall review the calculation for determining whether an ownership change has occurred under Section 382 of the Code once per year. The Board shall determine after such review whether the ownership structure of the Company poses an undue risk of the loss of or inability to use all or a substantial portion of the Tax Benefits. If the ownership structure of the Company no longer poses an undue risk of the loss of or the inability to use all or a substantial portion of the Tax Benefits, the Board shall consider whether maintenance of the 4.95% threshold continues to be in the best interests of the Company, its stockholders and other relevant constituencies.

36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

37. Patriot Act. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Company deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Rights Agreement to be duly executed, and their seals affixed and attested, all as of the date and year first above written.

[SEAL]

ATTEST:		EXTREME NETWORKS, INC.

By:		By:
	Diane Honda Secretary	Oscar Rodriguez Chief Executive Officer and President

[SEAL]

ATTEST:		Computershare SHAREOWNER SERVICES LLC

By:		as Rights Agent
Name:
	Title:	By:

EXHIBIT A

EXTREME NETWORKS, INC.

CERTIFICATE

OF DESIGNATION, PREFERENCES AND RIGHTS

OF THE TERMS OF THE

SERIES A PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

We, the President and Chief Executive Officer and the Secretary, respectively, of Extreme Networks, Inc., organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on April 26, 2001, adopted the following resolution creating a series of 750,000 shares of Preferred Stock designated as Series A Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”), $.001 par value per share, and the number of shares constituting such series shall be 750,000.

Section 2. Dividends and Distributions.

(A) The dividend rate on the shares of Series A Preferred Stock shall be for each quarterly dividend hereinafter referred to as a (“quarterly dividend period”), which quarterly dividend periods shall commence on April 1, July 1, October 1 and January 1 each fiscal year (each such date being referred to herein as a “Quarterly Dividend Payment Date”) (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $3,750.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock, par value $.001 per share, of the Corporation (the “Common Stock”) during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event this Corporation shall at any time after May 14, 2001 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than forty-five (45) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or Bylaws, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, in the Certificate of Incorporation and in the Bylaws, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 5. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive the greater of (a) $150,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 8. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

Section 9. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 9, purchase or otherwise acquire such shares at such time and in such manner.

Section 10. Ranking. The Series A Preferred Stock shall be junior to all other Series of the Corporation’s preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any series shall provide otherwise.

Section 11. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock voting together as a single class.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 27/th/ day of April, 2001.

ATTEST:		EXTREME NETWORKS, INC.

By:	/S/ VITO PALERMO	By:	/S/ GORDON L. STITT
	Vito Palermo Secretary		Gordon L. Stitt Chief Executive Officer and President

EXHIBIT B

[Form of Right Certificate]

Certificate No.             Rights

NOT EXERCISABLE AFTER APRIL 30, 2013, OR EARLIER IF REDEEMED OR EXCHANGED. AT THE OPTION OF THE COMPANY, THE RIGHTS MAY BE REDEEMED AT $.001 PER RIGHT OR EXCHANGED FOR PREFERRED STOCK ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. IN THE EVENT THAT THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO A PERSON WHO IS AN ACQUIRING PERSON OR CERTAIN TRANSFEREE OF THE RIGHTS PREVIOUSLY OWNED BY SUCH PERSONS, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE. RIGHT CERTIFICATE

This certifies that             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of April 26, 2012 (“Rights Agreement”) between Extreme Networks, Inc., a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on April 30, 2013 at the office of the Rights Agent, or its successors as Rights Agent, designated for such purposes, one one-thousandth of a fully paid and nonassessable share of Series A Preferred Stock of the Company (“Preferred Stock”) at a purchase price of $150.00 per one one-thousandth of a share of Preferred Stock, as the same may from time to time be adjusted in accordance with the Rights Agreement (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement. Upon the occurrence of a Flip-In Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, such Rights shall be null and void and will no longer be transferable and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Events.

This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates, which limitation of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive office of the Company and are available upon written request to the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at any time prior to the earlier of (i) the occurrence of a Flip-In Event (as such term is defined in the Rights Agreement) or (ii) the Expiration Date (as such term is defined in the Rights Agreement), the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right. Subject to the provisions of the Rights Agreement, the Company may, at its option, at any time after a Flip-In Event, exchange all or part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or for Preferred Stock (or shares of a class or series of the Company’s preferred stock having the same rights, privileges and preferences as the Preferred Stock).

In the event (i) any person or group becomes an Acquiring Person or (ii) any of the types of transactions, acquisitions or other events described above as self-dealing transactions occur, and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board may require all or any portion of the outstanding Rights (other than Rights owned by such Acquiring Person which have become null and void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s Preferred Stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depository receipts), and no fractional shares of Common Stock will be issued upon the exchange of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Rights Agreement, fractions of shares of Preferred Stock or Common Stock shall receive an amount in cash equal to the same fraction of the then Current Market Price (as such term is defined in the Rights Agreement) of a share of Preferred Stock or Common Stock, as the case may be.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (other than certain actions specified in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of             , 20    .

ATTEST:	Extreme Networks, Inc.

Secretary	By: Title:
Computershare Shareowner Services LLC

By:
COUNTERSIGNED:	Authorized Officer

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer any or all of the Rights represented by this Right Certificate)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Name, address and social security or other identifying number of transferee)

            (            ) of the Rights represented by this Right Certificate, together with all right, title and interest in and to said Rights, and hereby irrevocably constitutes and appoints             attorney to transfer said Rights on the books of the within-named Company with full power of substitution.

Dated:	(Signature)

Signature Guaranteed:

Signatures should be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Rights Agent.CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the rights evidenced by this Right Certificate [    ] are [    ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person (as such capitalized terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:	(Signature)

Signature Guaranteed:

Signatures should be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Rights Agent.

Form of Reverse Side of Right Certificate

(continued)

NOTICE

The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a participant in a Securities Transfer Association (“STA”) recognized signature program. In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Amended and Restated Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

Form of Reverse of Right Certificate

(continued)

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all of the Rights represented by this Right Certificate)

To:

The undersigned hereby irrevocably elects to exercise             (            ) of the Rights represented by this Right Certificate to purchase the shares of the Common Stock of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to the Amended and Restated Rights Agreement.

The undersigned hereby requests that a certificate for any such securities and any such property be issued in the name of and delivered to:

(Name, address and social security or other identifying number of issuee)

The undersigned hereby further requests that if said number of Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:

(Name, address and social security or other identifying number of issuee)

Dated:	(Signature)

Signature Guaranteed:

Signatures should be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.

Form of Reverse Side of Right Certificate

(continued)

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:	(Signature)

Signature Guaranteed:

Signatures should be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.

NOTICE

The signature to the foregoing Election to Purchase and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of the this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

In the event that the foregoing Certificate is not executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR AN ASSOCIATE OR AFFILIATE (AS DEFINED IN THE RIGHTS AGREEMENT) THEREOF AND CERTAIN TRANSFEREES THEREOF WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Extreme Networks, Inc.

Summary of Terms of

Amended and Restated Rights Agreement

Nature of Right:	When exercisable, each Right (a “Right”) will initially entitle the holder to purchase one one-thousandth of a share of Series A Preferred Stock (“Preferred Stock”) of Extreme Networks, Inc. (the “Company”).

Means of Distribution:	The Rights will be distributed to holders of the Company’s outstanding Common Stock at a dividend of one Right for each share of Common Stock. The Rights will also be attached to all future issuances of Common Stock prior to the Distribution Date (as defined below).

Exercisability:	Rights become exercisable on the earlier of: (i) the tenth day following the date of public announcement by the Company or by any person or group (an “Acquiring Person”) that such person or group has acquired beneficial ownership of 4.95% or more of the Company’s outstanding Common Stock, or (ii) the tenth business day (unless extended by the Board prior to the time a person becomes an Acquiring Person) following the commencement, or announcement of an intention to commence, by any person or group of a tender or exchange offer which would result in such person owning 4.95% or more of the outstanding Common Stock of the Company (the earlier of such dates being referred to as the “Distribution Date”), provided that an Acquiring Person does not include an Exempt Person (as such term is defined in the Rights Agreement). Rights will trade separately from the Common Stock once the Rights become exercisable.

Exercise Price:	$150.00 per one one-thousandth of a share of Preferred Stock, which is the amount that in the judgment of the Board of Directors represents the long-term value of the Common Stock over the term of the Rights Agreement (the “Exercise Price”).

Term:	The Rights will expire upon the earlier of (i) ten years after the date of issuance, or April 30, 2013 or (ii) redemption or exchange by the Company as described below.

Redemption of Rights:	Rights are redeemable at a price of $.001 per Right, by the vote of the Company’s Board of Directors, at any time until the occurrence of a Flip-In Event (defined below).

Preferred Stock:	The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other series). Each share of Preferred Stock will have a preferential cumulative quarterly dividend in an amount equal to the greater of (a) $3,750.00 or (b) 1,000 times the dividend declared on each share of Common Stock. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment equal to the greater of (a) $150,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share equal to 1,000 times the aggregate payment to be distributed per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Fractional shares (in integral multiples of one one-thousandth) of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights in Event of Self-Dealing Transaction or Acquisition of Substantial Amount of Common Stock:	In the event that an Acquiring Person engages in certain self-dealing transactions or becomes a beneficial owner of 4.95% or more of the outstanding Common Stock (“Flip-In Events”), a holder of a Right thereafter has the right to purchase, upon payment of the then current Exercise Price, in lieu of one one-thousandth of a share of Preferred Stock, such number of shares of Common Stock having a market value at the time of the transaction equal to the Exercise Price divided by one- half the Current Market Price (as defined in the Rights Agreement) of the Common Stock. Notwithstanding the foregoing, Rights held by the Acquiring Person or any Associate or Affiliate thereof or certain transferees will be null and void and no longer be transferable.

Self-dealing transactions are defined to include a consolidation, merger or other combination of an Acquiring Person with the Company in which the Company is the surviving corporation, the transfer of assets to the Company in exchange for securities of the Company, the acquisition of securities of the Company (other than in a pro rata distribution to all stockholders), the sale, purchase, transfer, distribution, lease, mortgage, pledge or acquisition of assets by the

Acquiring Person to, from or with the Company on other than an arm’s length basis, compensation to an Acquiring Person for services (other than for employment as a regular or part-time employee or director on a basis consistent with the Company’s past practice), a loan or provision of other financial assistance (except proportionately as a stockholder) to an Acquiring Person or the licensing, sale or other transfer of proprietary technology or know-how from the Company to the Acquiring Person on terms not approved by the Board of Directors or a reclassification, recapitalization or other transaction with the effect of increasing by more than 1% the Acquiring Person’s proportionate share of any class of securities of the Company.

Rights in Event of Business Combination:	If, following the occurrence of a Flip-In Event, the Company is acquired by any person in a merger or other business combination transaction in which the Common Stock is exchanged or converted or in which the Company is not the surviving corporation, or 50% or more of its assets or earnings power are sold to any person, each holder of a Right (other than an Acquiring Person, or Affiliates or Associates thereof) shall thereafter have the right to purchase, upon payment of the then current Exercise Price, such number of shares of common stock of the acquiring company having a current market value equal to the Exercise Price divided by one-half the Current Market Price of such common stock.

Exchange Option:	In the event (i) any person or group becomes an Acquiring Person or (ii) any of the types of transactions, acquisitions or other events described above as self-dealing transactions occur, and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board may require all or any portion of the outstanding Rights (other than Rights owned by such Acquiring Person which have become void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s Preferred Stock having equivalent rights, preferences and privileges) per Right (subject to adjustment).

Fractional Shares:	No fractional shares of Common Stock will be issued upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

Adjustment:

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred

Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Rights as Stockholder:	The Rights themselves do not entitle the holder thereof to any rights as a stockholder, including, without limitation, voting rights or the right to receive dividends.

Amendment of Rights:	Until the Rights become nonredeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights become nonredeemable, the Company may amend the Rights Agreement to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period under the Rights Agreement, or to change or supplement any provision in any manner the Company may deem necessary or desirable, provided that no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or its Affiliates or Associates) or cause the Rights to again be redeemable or the Rights Agreement to again be freely amendable.

A copy of the Rights Agreement is available, free of charge, from the Company, Extreme Networks, Inc, 3585 Monroe Street, Santa Clara, California 95051, Attention: Corporate Secretary. This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, which is incorporated in this summary description by reference.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED RIGHTS AGREEMENT

This Amendment No. 1 to the Amended and Restated Rights Agreement is an amendment to the Amended and Restated Rights Agreement (this “Amendment”), is entered into effective as of April 30, 2013, between Extreme Networks, Inc., a Delaware company (the “Company”), and Computershare Shareholder Services LLC (as Rights Agent (the “Rights Agent”).

RECITALS

A. The Board of Directors of hte Company (teh “Board”) authorized and declared a dividend of one right (a “Right”) for each share of Common Stock of the Company outstanding on May 14, 2001and authorized the issuance of one Right with respect to each share of Common Stock that has become outstanding since May 14, 2001, each Right initially representing the right to purchase one one-thousandth of a share of Series A Preferred Stock of the Company.

B. The Company and the Rights Agent are parties to that certain Amended and Restated Rights

Agreement, dated as of April 26, 2012 (the “Rights Agreement”).

C. The parties desire to amend the Rights Agreement effective as of April 30, 2013 to April 30, 2014 pursuant to the terms of this Amendment.

D. The Company has delivered to the Rights Agent a certificate stating that this Amendment No. 1 complies with Section 27 of the Rights Agreement and has directed the Rights Agent to amend the Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

1. Clause (i) of Section 7(a) of the Rights Agreement is hereby amended to read in its entirety as follows: “April 30, 2014 (the “Final Expiration Date”),”.

2. The Rights Agreement, including all Exhibits attached thereto, is amended such that all references to the date April 30, 2013 are hereby amended to reference the date April 30, 2014.

3. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state.

4. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5. If any term, provision, covenant or restriction of the Rights Agreement as amended by this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

6. Capitalized terms used herein but not defined shall have the meanings given to them in the Rights Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Rights Agreement have caused this Amendment No.1 to Rights Agreement to be duly executed as of the date first written above.

EXTREME NETWORKS, INC.

Name:	/s/ John Kurtzweil
Title:	CFO
Date:	April 30, 2013

COMPUTERSHARE INC.

Name:	/s/ Lisa Porter
Title:	Assistant VP / Relationship Manager
Date:	April 30, 2014

AMENDMENT NO. 2 TO

AMENDED AND RESTATED RIGHTS AGREEMENT

This Amendment No. 2 to the Amended and Restated Rights Agreement is an amendment to the Amended and Restated Rights Agreement (“Amendment No. 2”), entered into dated May 19, 2014 and effective as of April 30, 2014 (the “Amendment No. 2 Effective Date”), between Extreme Networks, Inc., a Delaware company (the “Company”), and Computershare Inc., a Delaware corporation, successor-in-interest to Shareholder Services LLC, a New Jersey limited liability company, as rights agent (the “Rights Agent”). Capitalized terms used herein but not defined shall have the meanings given to them in the Rights Agreement.

RECITALS

A. The Company and the Rights Agent entered into that certain Amended and Restated Rights Agreement, dated as of April 26, 2012, as amended in Amendment No. 1 thereto as of April 30, 2013 (collectively referred to as the “Rights Agreement”).

B. The parties desire to amend the Rights Agreement effective as of April 30, 2014 and extend the term of the Rights Agreement to May 31, 2015 pursuant to the terms of Amendment No. 2.

D. The Company has delivered to the Rights Agent a certificate stating that this Amendment No. 2 complies with Section 27 of the Rights Agreement and has directed the Rights Agent to amend the Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

1. Clause (i) of Section 7(a) of the Rights Agreement is hereby amended to read in its entirety as follows: “May 31, 2015 (the “Final Expiration Date”),”.

3. The Rights Agreement, including all Exhibits attached thereto, is amended such that all references to the date April 30, 2014 are hereby amended to reference the date May 31, 2015.

4. This Amendment No. 2 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state.

5. This Amendment No. 2 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. If any term, provision, covenant or restriction of Amendment No. 2 and/or the Rights Agreement as amended by this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of Amendment No. 2 and/or the Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Rights Agreement to be duly executed as of the Amendment No. 2 Effective Date.

EXTREME NETWORKS, INC.

Name:	/s/ Allison Amadia
Title:	Vice President, General Counsel, and Corporate Secretary
Date:	May 19, 2014

COMPUTERSHARE INC.

Name:	/s/ Michael J. Lang
Title:	SVP
Date:	May 19, 2014

EXTREME NETWORKS, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

(continued)

Extreme Networks, Inc.

2014 Employee Stock Purchase Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Extreme Networks, Inc. 2014 Employee Stock Purchase Plan is hereby established effective as of November 19, 2014, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Plan is comprised of the Section 423 Plan and the Non-423 Plan. The Company intends that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Section 423 Plan shall be so construed. The Non-423 Plan, which is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, is intended to provide Eligible Employees employed by Participating Companies outside the United States with an opportunity to purchase shares of Stock pursuant to the terms and conditions of the Plan but not necessarily in compliance with the requirements of Section 423 of the Code.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(r)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(b) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e) “Company” means Extreme Networks, Inc., a Delaware corporation, or any successor corporation thereto.

(f) “Compensation” means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

(g) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h) “Employee” means a person treated as an employee of a Participating Company, and, with respect to the Section 423 Plan, a person who is an employee for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Section 423 Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. For purposes of the Section 423 Plan, if an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The foregoing rules regarding leaves of absence shall apply equally for purposes of the Non-423 Plan, except as otherwise required by applicable Local Law.

(i) “Fair Market Value” means, as of any date:

(i) If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(k) “Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.

(l) “Non-423 Plan” means that component of the Plan which is not intended to be an “employee stock purchase plan” under Section 423 of the Code and need not necessarily comply with the requirements of Section 423 of the Code.

(m) “Non-United States Offering” means either (i) an Offering under the Section 423 Plan covering Eligible Employees employed by a Participating Company outside the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.4; or (ii) an Offering under the Non-423 Plan covering Eligible Employees of one or more Participating Companies outside the United States, the terms of which need not comply with the requirements of Section 423 of the Code.

(n) “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(o) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(p) “Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.

(q) “Officer” means any person designated by the Board as an officer of the Company.

(r) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(s) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(u) “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Section 423 Plan and those Participating Companies whose Eligible Employees may participate in the Non-423 Plan.

(v) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(w) “Plan” means this 2014 Employee Stock Purchase Plan of the Company, as amended from time to time, comprised of the Section 423 Plan and the Non-423 Plan.

(x) “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period, on which outstanding Purchase Rights are exercised.

(y) “Purchase Period” means a period, established by the Committee in accordance with Section 6.2 and included within an Offering Period, the final date of which is a Purchase Date.

(z) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(aa) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(bb) “Registration Date” means the effective date of the registration on Form S-8 of shares of Stock issuable pursuant to the Plan.

(cc) “Section 423 Plan” means that component of the Plan which is intended to be an “employee stock purchase plan” under Section 423 of the Code.

(dd) “Securities Act” means the Securities Act of 1933, as amended.

(ee) “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(ff) “Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(gg) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(hh) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering under the Section 423 Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.4. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Power to Adopt Sub-Plans. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall be within the scope of the Non-423 Plan. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan.

3.4 Power to Vary Terms with Respect to Non-U.S. Employees. In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the Code, to grant Purchase Rights in an Offering under the Section 423 Plan to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.5 Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering under the Section 423 Plan shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.

3.6 Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan, and with the requirements of Section 423 of the Code in the case of the Section 423 Plan, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company with respect to the Section 423 Plan shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.4 and the regulations under Section 423 of the Code.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan and the Section 423 Plan shall be twelve million (12,000,000), and the maximum aggregate number of shares of Stock that may be issued under the Non-423 Plan shall be twelve million (12,000,000), less the aggregate number of shares of Stock issued under the Section 423 Plan. Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period or Purchase Period (as described in Sections 8.1 and 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. ELIGIBILITY.

5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

An Eligible Employee shall be eligible to participate in the Section 423 Plan or the Non-423 Plan in accordance with the designation in Appendix A of the Employee’s employer as either a Section 423 Plan Participating Company or a Non-423 Plan Participating Company. Notwithstanding the foregoing, an Employee of a Participating Company designated in Appendix A as a Section 423 Plan Participating Company who is a citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the Section 423 Plan or an Offering thereunder if either (i) the grant of a Purchase Right under the Section 423 Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Section 423 Plan or Offering to violate the requirements of Section 423 of the Code. For purposes of participation in the Non-423 Plan, Eligible Employees shall include any other Employees of the applicable Non-423 Plan Participating Company to the extent that applicable Local Law requires participation in the Plan to be extended to such Employees, as determined by the Company.

5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Section 423 Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3 Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6. OFFERINGS.

6.1 Offering Periods. The Plan shall be implemented by consecutive, overlapping Offerings of approximately twenty-four (24) months’ duration or such other duration as the Committee shall determine. New twenty-four month Offering Periods shall commence on the first trading day occurring on or after the first days of February and August of each year and end on the last trading day of the second January and July, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. No Offering shall commence, and the Company shall not require or permit any Participant to deliver a Subscription Agreement for participation in an Offering, prior to the Registration Date.

6.2 Purchase Periods. Each twenty-four month Offering Period shall consist of four (4) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Committee shall determine. New six-month Purchase Periods shall commence on the first trading day occurring on or after the first days of February and August of each year and end on the last trading day of the next July and January, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Purchase Periods or different commencing or ending dates for such Purchase Periods.

6.3 Non-United States Offerings. The Committee shall communicate to the Employees eligible to participate in a Non-United States Offering those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant Offering under the Section 423 Plan a reasonable period of time prior to the Subscription Date for such Non-United States Offering.

7. PARTICIPATION IN THE PLAN.

7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8. RIGHT TO PURCHASE SHARES.

8.1 Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date. The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar.

8.2 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant (whether participating in the Section 423 Plan or the Non-423 Plan) shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code or any successor thereto and the regulations thereunder.

8.3 Aggregate Purchase Date Share Limit. Except as otherwise determined by the Committee prior to the Offering Date of any Offering Period, the aggregate number of shares that may be purchased by all Participants on any Purchase Date of a Purchase Period of approximately six (6) months’ duration shall not exceed one million (1,000,000) shares. Unless otherwise specified by the Committee, such limit shall apply in the aggregate to all Purchase Periods ending on the same date, regardless of whether under the Section 423 Plan or the Non-423 Plan. The Committee may make pro rata adjustment to the foregoing limit for Purchase Periods of more or less than six (6) months’ duration.

9. PURCHASE PRICE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering or except as otherwise provided by the Committee in connection with an Offering under the Non-423 Plan, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.

10.4 Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b) or pursuant to an Offering under the Non-423 Plan) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company (except as otherwise required by Local Law in connecting with an Offering under the Non-423 Plan). All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan).

10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11. PURCHASE OF SHARES.

11.1 Exercise of Purchase Right.

(a) Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b) Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition or restrictions on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2 Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3 Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following:

(a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4 Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations. The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy withholding obligations for such taxes.

11.6 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12. WITHDRAWAL FROM PLAN.

12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Automatic Withdrawal from Offering and Re-enrollment. If the Fair Market Value of a share of Stock on a Purchase Date within an Offering Period (the “Old Offering Period”), other than the final Purchase Date of the Old Offering Period, is less than the Fair Market Value of a share of Stock on the Offering Date of the Old Offering Period, then every Participant in the Old Offering Period automatically shall be (a) withdrawn from the Old Offering Period immediately after the purchase of shares on such Purchase Date and (b) enrolled in a new Offering Period of the same duration as the full term of the Old Offering Period commencing on the trading day immediately following the purchase of shares (which shall be the Offering Date of the new Offering Period), provided that the Participant then remains an Eligible Employee.

12.3 Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan), and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13 (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan). A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14. EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. NONTRANSFERABILITY OF PURCHASE RIGHTS.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16. COMPLIANCE WITH APPLICABLE LAW.

The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.

18. NOTIFICATION OF DISPOSITION OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19. LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20. NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. AMENDMENT OR TERMINATION OF THE PLAN.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Section 423 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

22. NO REPRESENTATIONS WITH RESPECT TO TAX QUALIFICATION.

Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

23. CHOICE OF LAW.

Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Extreme Networks, Inc. 2014 Employee Stock Purchase Plan as duly adopted by the Board on August 27, 2014.

/s/
, Secretary

Extreme Networks Inc.,

145 Rio Robles

San Jose, CA 95134

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The Board of Directors recommends you vote FOR the following:

For All Withold All For All Except

To withold authority to vote for any individual nominee (s), mark “For All Except” and write the number (s) of the nominee (s) on the line below.

1. Election of Directors

Nominees

01 Edward B. Meyercord III 02 John H. Kispert 03 Charles W. Berger 04 Charles Carinalli 05 John C. Shoemaker

06 Edward H. Kennedy 07 Randi Paikoff-Feigin

The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5.

For Against Abstain

2. To approve a non-binding advisory resolution regarding executive compensation

3. To ratify the appointment of KPMG LLP, independent registered public accounting firm, as Extreme Networks, Inc.’s independent auditors for the fiscal year ending June 30, 2015.

4. Advisory vote to ratify the extension of the term of the Amended and Restated Shareholder Rights Plan to May 31, 2015.

5. To approve the adoption of the Extreme Networks, Inc. 2014 Employee Stock Purchase Plan and to authorize an aggregate of 12 million shares issuable under the plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [ PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

EXTREME NETWORKS, INC.

Proxy for the Annual Meeting of Stockholders

To be held on Wednesday, November 12, 2014 8:00 AM

Solicited by the Board of Directors

The undersigned hereby appoints Charles Berger and Edward Meyercord, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc., a Delaware Corporation, which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Extreme Networks, Inc. to be held at 145 Rio Robles, San Jose, CA 95134, on Wednesday, November 12, 2014 at 8:00 AM local time, and at any adjournment or postponement thereof (1) as hereby specified on the proposals listed on the reverse side and as more particularly described in the Extreme Networks Proxy Statement dated , 2014. (“Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon other such matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5, SET FORTH IN THE PROXY STATEMENT

Continued and to be signed on reverse side